Exhibit 99.1

MORTGAGE LOAN PURCHASE AGREEMENT

This Mortgage Loan Purchase Agreement (this “Agreement”), is dated and effective as of February 3, 2016, between Wells Fargo Bank, National Association, as seller (in such capacity, together with its successors and permitted assigns hereunder, the “Mortgage Loan Seller” or “Seller”), and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the “Purchaser”).

RECITALS

The Mortgage Loan Seller desires to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser desires to purchase, subject to the terms and conditions set forth herein, the commercial, multifamily and/or manufactured housing community mortgage loans (collectively, the “Mortgage Loans”) identified on the schedule annexed hereto as Exhibit A (as such schedule may be amended from time to time pursuant to the terms hereof, the “Mortgage Loan Schedule”).

The Purchaser intends to create a trust (the “Trust”), the primary assets of which will be a segregated pool of commercial, multifamily and/or manufactured housing community mortgage loans, that includes the Mortgage Loans. Beneficial ownership of the assets of the Trust (such assets collectively, the “Trust Fund”) will be evidenced by a series of mortgage pass-through certificates (the “Certificates”). Certain classes of the Certificates will be rated by nationally recognized statistical rating organizations (the “Rating Agencies”). Certain classes of Certificates (the “Registered Certificates”) will be registered under the Securities Act of 1933, as amended (the “Securities Act”), and certain classes of Certificates (the “Non-Registered Certificates”) will not be registered under the Securities Act. The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of February 1, 2016 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Depositor”), Wells Fargo Bank, National Association, as general master servicer (in such capacity, the “General Master Servicer”), Rialto Capital Advisors, LLC, as general special servicer (the “General Special Servicer”), National Cooperative Bank, N.A., as NCB master servicer (in such capacity, the “NCB Master Servicer”) and as NCB special servicer (in such capacity, the “NCB Special Servicer”), Pentalpha Surveillance LLC, as operating advisor (in such capacity, the “Operating Advisor”) and as asset representations reviewer (in such capacity, the “Asset Representations Reviewer”), Wells Fargo Bank, National Association, as certificate administrator (in such capacity, the “Certificate Administrator”), as tax administrator and as custodian (in such capacity, the “Custodian”), and Wilmington Trust, National Association, as trustee (the “Trustee”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof). Any reference to a provision of the Pooling and Servicing Agreement shall be to the Pooling and Servicing Agreement as in full force and effect on the Closing Date. It is anticipated that the Purchaser will transfer the Mortgage Loans to the Trustee on behalf of the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

The Purchaser intends to sell the Registered Certificates to Wells Fargo Securities, LLC (“WFS”), Deutsche Bank Securities Inc. and Barclays Capital Inc. (collectively in such capacity, the “Underwriters”) pursuant to an underwriting agreement, dated as of the date hereof (the “Underwriting Agreement”), between the Purchaser, Wells Fargo Bank, National Association and the Underwriters. The Purchaser intends to sell the Non-Registered Certificates to WFS, Deutsche Bank Securities Inc. and Barclays Capital Inc. (collectively in such capacity, the “Initial Purchasers”) pursuant to a certificate purchase agreement, dated as of the date hereof (the “Certificate Purchase Agreement”), between the Purchaser, Wells Fargo Bank, National Association and the Initial Purchasers. The Certificates are more fully described in (a) that certain prospectus dated February 5, 2016 (together with all annexes and exhibits thereto, the “Prospectus”), relating to the Registered Certificates and (b) that certain private placement memorandum, dated February 5, 2016 (together with all annexes and exhibits thereto, the “Private Placement Memorandum”), relating to the Non-Registered Certificates, as each may be amended or supplemented at any time hereafter.

The Mortgage Loan Seller will indemnify the Depositor, the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans that is contained in (a) that certain preliminary prospectus, dated January 26, 2016, relating to the Registered Certificates (together with all annexes and exhibits thereto and as supplemented by that certain supplement to the preliminary prospectus, dated January 29, 2016, collectively, the “Preliminary Prospectus”), (b) that certain preliminary private placement memorandum, dated January 26, 2016, relating to the Non-Registered Certificates (together with all annexes and exhibits thereto and as supplemented by that certain supplement to the preliminary private placement memorandum, dated January 29, 2016, collectively, the “Preliminary Private Placement Memorandum”), (c) the Prospectus, (d) the Private Placement Memorandum and (e) certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of the date hereof (the “Indemnification Agreement”), among the Mortgage Loan Seller, the Depositor, the Underwriters and the Initial Purchasers.

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

Section 1.     Agreement to Purchase. The Mortgage Loan Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser agrees to purchase from the Mortgage Loan Seller, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on February 18, 2016 or such other date as shall be mutually acceptable to the parties hereto (the “Closing Date”). As of the Cut-off Date, the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans, if any, on or before such date, whether or not received, of $421,611,490, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be an amount set forth on the cross receipt between the Mortgage Loan Seller and the Purchaser dated the Closing Date (which price reflects no deduction for any transaction expenses for which the Mortgage Loan Seller is responsible). On the Closing Date, the Mortgage Loan Seller shall cause to be delivered to the Depositor with respect to each Actual/360 Mortgage Loan, an amount equal to one (1) day of interest at the related Net

Mortgage Rate on the related Stated Principal Balance as of the Cut-off Date. The Purchaser shall pay such purchase price to the Mortgage Loan Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto.

Section 2.     Conveyance of the Mortgage Loans. (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and the other conditions to the Mortgage Loan Seller’s obligations set forth herein, the Mortgage Loan Seller does hereby sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, all of the right, title and interest of the Mortgage Loan Seller in, to and under the Mortgage Loans and all documents included in the related Mortgage Files and Servicing Files. Such assignment includes all scheduled payments of principal and interest under and proceeds of the Mortgage Loans received after their respective Cut-off Dates (other than scheduled payments of interest and principal due on or before their respective Cut-off Dates, which shall belong and be promptly remitted to the Mortgage Loan Seller) together with all documents delivered or caused to be delivered hereunder with respect to such Mortgage Loans by the Mortgage Loan Seller (including all documents included in the related Mortgage Files and Servicing Files and any other documents required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement). The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date, in each case, which shall belong to the Mortgage Loan Seller).

After the Mortgage Loan Seller’s transfer of the Mortgage Loans to the Purchaser, as provided herein, the Mortgage Loan Seller shall not take any action inconsistent with the Purchaser’s ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Mortgage Loan Seller is expressly permitted to complete subsequent to the Closing Date, the Mortgage Loan Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser.

(b)          The conveyance of the Mortgage Loans and the related rights and property accomplished hereby is intended by the parties hereto to constitute a sale by the Mortgage Loan Seller of all the Mortgage Loan Seller’s right, title and interest in and to such Mortgage Loans and such other related rights and property by the Mortgage Loan Seller to the Purchaser. Furthermore, it is not intended that such conveyance be a pledge of security for a loan. If such conveyance is determined to be a pledge of security for a loan, however, then: (i) this Agreement shall constitute a security agreement under applicable law; (ii) the Mortgage Loan Seller shall be deemed to have granted to the Purchaser, and in any event, the Mortgage Loan Seller hereby grants to the Purchaser, a first priority security interest in all of the Mortgage Loan Seller’s right, title and interest, whether now owned or hereafter acquired, in and to (1) the Mortgage Loans, (2) all documents included in the related Mortgage Files and Servicing Files,

(3) all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and (4) all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date); (iii) the assignment by the Purchaser to the Trustee of its interests in the Mortgage Loans as contemplated by Section 16 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Purchaser (or the Custodian) of the Mortgage Notes with respect to the Mortgage Loans subject hereto from time to time and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law; and (v) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

(c)          In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Custodian, (x) on or before the Closing Date, the Mortgage Note relating to each Mortgage Loan so assigned, endorsed to the Trustee or in blank as specified in clause (i) of the definition of “Mortgage File” (or, alternatively, if the original executed Mortgage Note has been lost, a lost note affidavit and indemnity with a copy of such Mortgage Note as specified in clause (i) of the definition of “Mortgage File”) and (y) on or before the date that is 45 days following the Closing Date (or such later date as may be provided under Sections 2.01(b) or (c) of the Pooling and Servicing Agreement with respect to any item), the remainder of the Mortgage File for each Mortgage Loan and, except in the case of a Mortgage Loan that is part of a Non-Serviced Whole Loan as of the Closing Date (which delivery shall be subject to clause (e) in the proviso of the definition of “Mortgage File”), any other items required to be delivered or deposited by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement (other than amounts from reserve accounts and originals of letters of credit, which shall be transferred to the General Master Servicer) for each Mortgage Loan, and shall take such other actions and pay such costs with respect to the Mortgage Loans as may be required under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement.

(d)          In accordance with Section 2.01(b) of the Pooling and Servicing Agreement, with respect to letters of credit referred to in clause (xii) of the definition of “Mortgage File”, the Mortgage Loan Seller shall deliver the original of such letter of credit to the General Master Servicer (with a copy to the Custodian) or, if such original has been submitted by the Mortgage Loan Seller to the issuing bank to effect a reissuance, assignment or amendment of such letter of credit (changing the beneficiary thereof to the General Master Servicer (in care of the Trustee) that may be required in order for the General Master Servicer to draw on such letter of credit on behalf of the Trust in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents), the Mortgage Loan Seller shall be deemed to have satisfied the delivery requirements of this Agreement and the Pooling and Servicing Agreement by delivering with respect to such letter(s) of credit a copy thereof to the Custodian indicating that such document has been delivered to the issuing bank for reissuance or an Officer’s Certificate from the General Master Servicer certifying that it holds the letter(s) of credit pursuant to Section 2.01(b) of the Pooling and Servicing Agreement, a copy of which shall be delivered to the Custodian on the Closing Date. If a letter of credit referred to in the previous sentence is not in a form that would allow the General Master Servicer to draw on such letter of credit on behalf of the Trust in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents, the Mortgage Loan Seller shall deliver the appropriate assignment or amendment documents (or copies of such assignment or amendment documents if the Mortgage Loan Seller has submitted the originals to the related issuer of such letter of credit for processing) to the Custodian within forty-five (45) days of the Closing Date. If not otherwise paid by the related Mortgagor, the Mortgage Loan Seller shall pay any costs of assignment or amendment of such letter(s) of credit required in order for the General Master Servicer to draw on such letter(s) of credit on behalf of the Trust and shall cooperate with the reasonable requests of the General Master Servicer in connection with effectuating a draw under any such letter of credit prior to the date such letter of credit is assigned or amended in order that it may be drawn by the General Master Servicer on behalf of the Trust.

In addition, pursuant to Section 3.01(f) of the Pooling and Servicing Agreement, within sixty (60) days (or such shorter time period as is required by the terms of the applicable Mortgage Loan documents) after the later of (i) the receipt of a letter of credit pursuant to this Section 2(d) by the General Master Servicer and (ii) the Closing Date, the Mortgage Loan Seller shall notify each provider of a letter of credit for each Mortgage Loan identified as having a letter of credit on the Mortgage Loan Schedule, that the General Master Servicer (in care of the Trustee) for the benefit of the Certificateholders and any related Companion Holders shall be the beneficiary under each such letter of credit.

(e)          In addition, with respect to the Mortgage Loans identified as Loan Nos. 21 and 33 on the Mortgage Loan Schedule, which are each subject to a franchise agreement with a related comfort letter in favor of the Mortgage Loan Seller, the Mortgage Loan Seller shall, within 45 days of the Closing Date (or any shorter period if required by the applicable comfort letter), notify the related franchisors (with a copy to the General Master Servicer) that such Mortgage Loans have been transferred to the Trust; and, if Mortgage Loan Seller receives notice from such Master Servicer that any such comfort letter with respect to a franchise agreement has not been received within the timeframe provided under Section 2.01(g) of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall, within a commercially reasonable time after receipt of such notice, obtain a replacement comfort letter in substantially the same form as the existing comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter) in favor of the Trust.

(f)          In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the General Master Servicer in accordance with Section 2.01(d) of the Pooling and Servicing Agreement, the following items: (i) within the timeframes for delivery set forth in Section 2(c) above, a copy of the Mortgage File for each Mortgage Loan (except that copies of instruments of assignment will be delivered by the Custodian when the originals are returned or delivered, as applicable, to it in accordance with the requirements of Section 2.01(b) of the Pooling and Servicing Agreement); (ii) within the timeframe for delivery set forth in Section 2.01(e) of the Pooling and Servicing Agreement, and except in the case of a Mortgage Loan that is part of a Non-Serviced Whole Loan, originals or copies of all financial statements, appraisals, environmental reports, engineering reports, transaction screens, seismic assessment reports, leases, rent rolls, Insurance Policies and certificates, major space leases, legal opinions and tenant estoppels and any other relevant documents relating to the origination and servicing of any Mortgage Loan or related Serviced Whole Loan that are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan or Serviced Whole Loan in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans or related Serviced Whole Loan(s) and, to the extent that any original documents or copies, as applicable, of the following documents are not required to be a part of a Mortgage File for any Mortgage Loan or Serviced Whole Loan, originals or copies of all documents, certificates and opinions in the possession or under the control of the Mortgage Loan Seller that were delivered by or on behalf of the related Mortgagors in connection with the origination of such Mortgage Loans (provided that the Mortgage Loan Seller shall not be required to deliver any attorney-client privileged communication, draft documents or any documents or materials prepared by it or its Affiliates for internal uses, including without limitation, credit committee briefs or memoranda and other internal approval documents); and (iii) all unapplied reserve funds and Escrow Payments in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans (other than any Non-Serviced Whole Loans). In addition, not later than the Closing Date, the Mortgage Loan Seller shall provide to the General Master Servicer the initial data with respect to each Mortgage Loan that is necessary for the preparation of the initial CREFC® Financial File and CREFC® Loan Periodic Update File required to be delivered by the General Master Servicer under the Pooling and Servicing Agreement.

(g)          Under generally accepted accounting principles (“GAAP”) and for federal income tax purposes, the Mortgage Loan Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Mortgage Loan Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan) and to reflect that the Mortgage Loans are no longer property of the Mortgage Loan Seller. In no event shall the Mortgage Loan Seller take any action that is inconsistent with the Trust’s ownership of each Mortgage Loan following the Closing Date.

(h)          The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing Agreement. The Mortgage Loan Seller shall, within 15 days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule; provided that this sentence shall not be construed to relieve the Mortgage Loan Seller of any liability for any related Breach.

Section 3.     Examination of Mortgage Loan Files and Due Diligence Review. The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans, that may be undertaken by or on behalf of the Purchaser on or before the Closing Date. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser’s right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller’s representations and warranties made pursuant to Section 4, except as expressly set forth in Section 5.

Section 4.     Representations, Warranties and Covenants of the Mortgage Loan Seller and the Purchaser. (a) The Mortgage Loan Seller hereby makes, as of the Closing Date (and, in connection with any replacement of a Defective Loan (as defined in Section 4(f) hereof) with one or more Qualified Substitute Mortgage Loans (also as defined in Section 4(f) hereof), pursuant to Section 5(a) hereof, as of the related date of substitution), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the Closing Date, to and for the benefit of the Mortgage Loan Seller, each of the representations and warranties set forth in Exhibit B-2.

(b)          The Mortgage Loan Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C, subject to the exceptions set forth in Schedule C. The Mortgage Loan Seller is also referred to herein as the “Responsible Repurchase Party”.

(c)          The Mortgage Loan Seller hereby represents and warrants, as of the Closing Date, to and for the benefit of the Purchaser only, that the Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person (other than the Depositor or an affiliate thereof, the Underwriters and the Initial Purchasers) who may be entitled to any commission or compensation in connection with the sale to the Purchaser of the Mortgage Loans.

(d)          The Mortgage Loan Seller hereby represents and warrants that, with respect to the Mortgage Loans and the Mortgage Loan Seller’s role as “originator” (or the role of any third party as “originator” of any Mortgage Loan for which the Mortgage Loan Seller was not the originator) and “sponsor” in connection with the issuance of the Registered Certificates, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Mortgage Loan Seller contained in the Prospectus complies in all material respects with the applicable disclosure requirements of Regulation AB as in effect on the date hereof and for which compliance is required as of the date hereof. As used herein, “Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1125, as such rules may be amended from time to time, and subject to such clarification and interpretation as have been or may hereafter be from time to time provided by the Securities and Exchange Commission (the “Commission”) or by the staff of the Commission, in each case as effective from time to time as of the compliance dates specified therein.

(e)          [Reserved]

(f)          The Responsible Repurchase Party hereby agrees that it shall be deemed to make to and for the benefit of the Purchaser, as of the date of any substitution, with respect to any replacement Mortgage Loan (a “Qualified Substitute Mortgage Loan”) that is substituted for a Defective Loan by the Responsible Repurchase Party pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit C to this Agreement. For purposes of the representations and warranties set forth in Exhibit C, representations and warranties made as of the Closing Date or as of the Cut-off Date shall, in the case of a Qualified Substitute Mortgage Loan, be made as of the date of substitution. From and after the date of substitution, each Qualified Substitute Mortgage Loan, if any, shall be deemed to constitute a “Mortgage Loan” hereunder for all purposes. A “Defective Loan” is any Mortgage Loan as to which there is an unremedied Material Defect.

(g)          Except for the agreed-upon procedures report obtained from the accounting firm engaged to perform procedures involving a comparison of information in loan files for the Mortgage Loans to information on a data tape relating to the Mortgage Loans (such report, the “Accountants’ Due Diligence Report”), the Mortgage Loan Seller has not obtained (and, through and including the Closing Date, will not obtain without the consent of the Purchaser) any “third party due diligence report” (as defined in Rule 15Ga-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (“Rule 15Ga-2”)) in connection with the securitization transaction contemplated herein and in the Prospectus and Private Placement Memorandum and, except for the accountants with respect to the Accountants’ Due Diligence Report, the Mortgage Loan Seller has not employed (and, through and including the Closing Date, will not employ without the consent of the Purchaser) any third party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act in connection with the transactions contemplated herein and in the Prospectus and Private Placement Memorandum. The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(g).

(h)          It is understood and agreed that the representations and warranties set forth in or made pursuant to this Section 4 shall survive delivery of the respective Mortgage Files to the Purchaser or its designee and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement or assignment.

(i)          Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall deliver or cause to be delivered an electronic copy of the Diligence File for each Mortgage Loan to the Depositor by uploading such Diligence File (including, if applicable, any additional documents or information that the Mortgage Loan Seller believes should be included to enable the Asset Representations Reviewer to perform an Asset Review on such Mortgage Loan; provided that such documents or information are clearly labeled and identified) to the Designated Site, each such Diligence File being organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and the Mortgage Loan Seller.

(j)          Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall provide the Depositor a certificate (with a copy (which may be sent by email) to each of the General Master Servicer, the General Special Servicer, the Certificate Administrator, the Trustee, the Custodian, the Directing Certificateholder, the Asset Representations Reviewer and the Operating Advisor) certifying that the electronic copy of the Diligence File for each Mortgage

Loan uploaded to the Designated Site contains all documents and information required under the definition of “Diligence File” and such Diligence Files are organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and the Mortgage Loan Seller.

(k)          Upon written request of the Asset Representations Reviewer pursuant to Section 12.01(b)(ii) of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall provide to the General Master Servicer or the General Special Servicer, as applicable, within ten (10) Business Days of receipt of such written request (which time period may be extended upon mutual agreement between the Mortgage Loan Seller and the Asset Representations Reviewer), copies of all relevant information, documents and records (including, but not limited to, records stored electronically on computer tapes, electronic discs, and similar media) requested by the Asset Representations Reviewer and reasonably available to the Mortgage Loan Seller relating to the related Delinquent Loan, to enable the Asset Representations Reviewer to perform its duties under the Pooling and Servicing Agreement, but only to the extent such information, documents and/or records is in the possession of the Mortgage Loan Seller.

(l)          Upon the commencement of an Asset Review, the Asset Representations Reviewer shall provide the Mortgage Loan Seller written notice of the aggregate amount of the Asset Representations Reviewer Asset Review Fee that shall be payable by the Mortgage Loan Seller upon the completion of such Asset Review. Upon the completion of an Asset Review with respect to each applicable Mortgage Loan and receipt of a written invoice from the Asset Representations Reviewer, the Mortgage Loan Seller shall pay a fee of (i) $15,000 plus $1,000 per additional Mortgaged Property with respect to each Mortgage Loan subject to an Asset Review with a Cut-off Date Balance less than $15,000,000, (ii) $20,000 plus $1,000 per additional Mortgaged Property with respect to each Mortgage Loan subject to an Asset Review with a Cut-off Date Balance greater than or equal to $15,000,000, but less than $30,000,000 or (iii) $25,000 plus $1,000 per additional Mortgaged Property with respect to each Mortgage Loan subject to an Asset Review with a Cut-off Date Balance greater than or equal to $30,000,000, in each case within sixty (60) days of such written invoice from the Asset Representations Reviewer.

(m)          The Mortgage Loan Seller acknowledges and agrees that in the event an Enforcing Party elects a dispute resolution method pursuant to Section 2.03 of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall abide by the selected dispute resolution method and otherwise comply with the terms and provisions set forth in the Pooling and Servicing Agreement (including the exhibits thereto) related to such dispute resolution method.

(n)          The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon any failure by the Mortgage Loan Seller to (A) pay the fees described under Section 4(l) above within 60 days of written invoice by the Asset Representations Reviewer or (B) provide all documents and information (i) required to be delivered by it pursuant to this Agreement, and (ii) within 60 days of the Closing Date, under the definition of “Diligence File” in the Pooling and Servicing Agreement (or such later date specified herein or in the Pooling and Servicing Agreement).

(o)          The Mortgage Loan Seller covenants with the Purchaser that if, on or prior to the later of (i) the ninetieth (90th) day following the Closing Date and (ii) the date upon which all Certificates have been sold to parties unaffiliated with the Depositor, as a result of the occurrence of any event that occurred prior to the Closing Date with respect to the Mortgage Loans or the Mortgage Loan Seller (and the Mortgage Loan Seller hereby covenants to promptly notify the Depositor, the Underwriters and the Initial Purchasers of the occurrence of any such event to the extent it has knowledge thereof), an amendment or supplement to the Prospectus or Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, is necessary to be delivered in connection with sales of the Certificates by the Underwriters, the Initial Purchasers or a dealer, in order to correct any untrue statement of a material fact or any omission to state a material fact required to be stated therein (solely in the case of the Prospectus) or necessary to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading, or an amendment or supplement to the Prospectus or Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, is necessary to comply with applicable law, the Mortgage Loan Seller shall do all things necessary (or, with respect to information relating to the Mortgage Loans, provide all information in its possession) to assist the Depositor to prepare and furnish, at the expense of the Mortgage Loan Seller (to the extent that such amendment or supplement relates to the Mortgage Loan Seller, the Mortgage Loans and/or any information describing the same, as provided by the Mortgage Loan Seller), to the Underwriters and Initial Purchasers such amendments or supplements to the Prospectus or Private Placement Memorandum as may be necessary, so that the statements in the Prospectus or Private Placement Memorandum as so amended or supplemented, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, will not so contain an untrue statement of material fact or omit to state a material fact required to be stated therein (solely in the case of the Prospectus) or necessary to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading or so that the Prospectus or Private Placement Memorandum (as so annexed or supplemented), including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, will not so fail to comply with applicable law. All terms used in this Section (o) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement. Notwithstanding the foregoing, the Mortgage Loan Seller shall have no affirmative obligation to monitor the performance of the Mortgage Loans or any changes in condition or circumstance of any Mortgaged Property, Mortgagor, guarantor or any of their Affiliates after the Closing Date in connection with its obligations under this Section 4(o). The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(o).

Section 5.     Notice of Breach; Cure, Repurchase and Substitution. (a) The Mortgage Loan Seller shall, not later than ninety (90) days after (i) except in the case of the succeeding clause (ii), the Mortgage Loan Seller’s receipt of notice of or, if earlier, the Mortgage Loan Seller’s discovery of, a Material Defect or (ii) in the case of a Material Defect relating to a Mortgage Loan not being a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage, the earlier of (x) the discovery by the Mortgage Loan Seller or any party to the Pooling and Servicing Agreement of such Material Defect and (y) receipt of notice of the Material Defect from any party to the Pooling and Servicing Agreement (such ninety (90) day period, the “Initial Cure Period”), (A) cure such Material Defect in all material respects, at the Mortgage Loan Seller’s own expense, including reimbursement of any related reasonable additional expenses of the Trust reasonably incurred by any party to the Pooling and Servicing Agreement, (B) repurchase the affected Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable), at the applicable Purchase Price and in conformity with this Agreement and Section 2.03 of the Pooling and Servicing Agreement or (C) substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted) for such affected Mortgage Loan or REO Loan (provided that in no event shall any such substitution occur on or after the second anniversary of the Closing Date) and pay the General Master Servicer for deposit into the Collection Account, any Substitution Shortfall Amount in connection therewith and in conformity with this Agreement and Section 2.03 of the Pooling and Servicing Agreement; provided, however, that except with respect to a Material Defect resulting solely from the failure by the Mortgage Loan Seller to deliver to the Trustee or Custodian the actual policy of lender’s title insurance required pursuant to clause (viii) of the definition of Mortgage File by a date not later than eighteen (18) months following the Closing Date, if such Material Defect is capable of being cured but is not cured within the Initial Cure Period, and the Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Material Defect within the Initial Cure Period, the Mortgage Loan Seller shall have an additional ninety (90) days commencing immediately upon the expiration of the Initial Cure Period (such additional ninety (90) day period, the “Extended Cure Period”) to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable) or substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted)) and provided, further, that with respect to such Extended Cure Period the Mortgage Loan Seller has delivered an officer’s certificate to the Trustee, the Certificate Administrator, the General Master Servicer, the General Special Servicer, the Operating Advisor and (with respect to any Mortgage Loan other than an Excluded Loan, prior to the occurrence of a Consultation Termination Event) the Directing Certificateholder, setting forth the reason such Material Defect is not capable of being cured within the Initial Cure Period and what actions the Mortgage Loan Seller is pursuing in connection with the cure thereof and stating that the Mortgage Loan Seller anticipates that such Material Defect will be cured within the Extended Cure Period. Notwithstanding the foregoing, any Defect or Breach that causes any Mortgage Loan not to be a “qualified mortgage” (within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G 2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of Certificateholders therein, and (subject to the Mortgage Loan Seller’s right to cure such Defect or Breach during the Initial Cure Period) such Mortgage Loan shall be repurchased or substituted for without regard to the Extended Cure Period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the funds in the amount of the Purchase Price remitted by the Mortgage Loan Seller are to be remitted by wire transfer to the General Master Servicer for deposit into the Collection Account. Any such repurchase or substitution of a Mortgage Loan shall be on a whole loan, servicing released basis.

If the Mortgage Loan Seller, in connection with a Material Defect (or an allegation of a Material Defect) pertaining to a Mortgage Loan agrees to a Loss of Value Payment, pursuant to any agreement or a settlement between the Mortgage Loan Seller and the General Special Servicer on behalf of the Trust (and, with respect to any Mortgage Loan other than an Excluded Loan, with the consent of the Directing Certificateholder if no Control Termination Event has occurred and is continuing) with respect to such Mortgage Loan, the amount of such Loss of Value Payment shall be remitted by wire transfer to the General Special Servicer for deposit into the Loss of Value Reserve Fund. The Loss of Value Payment shall include the portion of any Liquidation Fees payable to the General Special Servicer in respect of such Loss of Value Payment and the portion of fees of the Asset Representations Reviewer payable pursuant to Section 4(l) above attributable to the Asset Review of such Mortgage Loan and not previously paid by the Mortgage Loan Seller. If such Loss of Value Payment is made, the Loss of Value Payment shall serve as the sole remedy available to the Certificateholders and the Trustee on their behalf regarding any such Material Defect in lieu of any obligation of the Mortgage Loan Seller to otherwise cure such Material Defect or repurchase or substitute for the affected Mortgage Loan based on such Material Defect under any circumstances. This paragraph is intended to apply only to a mutual agreement or settlement between the Mortgage Loan Seller and the General Special Servicer on behalf of the Trust. The following terms shall apply to any Loss of Value Payment: (i) prior to any agreement or settlement between the Mortgage Loan Seller and the General Special Servicer nothing in this paragraph shall preclude the Mortgage Loan Seller, the General Master Servicer or the General Special Servicer, as applicable, from exercising any of its rights related to a Material Defect in the manner and timing set forth in this Agreement (excluding this paragraph) or the Pooling and Servicing Agreement (including any right to cure, repurchase or substitute for such Mortgage Loan), (ii) such Loss of Value Payment shall not be greater than the Purchase Price of the affected Mortgage Loan; and (iii) a Material Defect as a result of a Mortgage Loan not constituting a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a “qualified mortgage”) may not be cured by a Loss of Value Payment.

The Mortgage Loan Seller’s obligation to cure any Material Defect, repurchase or substitute for any affected Mortgage Loan or pay the Loss of Value Payment or other required payment pursuant to this Section 5 shall constitute the sole remedy available to the Purchaser in connection with a Material Defect; provided, however, that no limitation of remedy is implied with respect to the Mortgage Loan Seller’s breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes.

The Mortgage Loan Seller agrees that, with respect to any Non-Serviced Mortgage Loan, any “Material Defect” (or analogous term) under the related Non-Serviced PSA shall constitute a Material Defect under this Agreement to the extent the Mortgage Loan Seller repurchases the Non-Serviced Companion Loan from the trust created pursuant to such Non-Serviced PSA; provided, however, that the foregoing shall not apply to any Material Defect (or analogous term) related solely to the promissory note for any related Non-Serviced Companion Loan.

The remedies provided for in this subsection with respect to any Material Defect with respect to any Mortgage Loan shall also apply to the related REO Property.

If any Breach that constitutes a Material Defect pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then the Mortgage Loan Seller shall cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust (by wire transfer of immediately available funds) for (i) the reasonable amount of any such costs and expenses incurred by the General Master Servicer, the General Special Servicer, the Certificate Administrator, the Trustee or the Trust that are incurred as a result of such Breach and have not been reimbursed by the related Mortgagor and (ii) the amount of any fees payable pursuant to Section 4(l) above to the extent not previously paid by the Mortgage Loan Seller to the Asset Representations Reviewer attributable to the Asset Review of such Mortgage Loan; provided that in the event any such costs and expenses exceed $10,000, the Mortgage Loan Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Mortgage Loan Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Mortgage Loan Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Mortgage Loan Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment made by the Mortgage Loan Seller equal to such fees or expenses obtained from the related Mortgagor shall promptly be returned to the Mortgage Loan Seller.

Notwithstanding anything contained in this Agreement or the Pooling and Servicing Agreement, no delay in either the discovery of a Material Defect or in providing notice of such Material Defect shall relieve the Mortgage Loan Seller of its obligation to repurchase the related Mortgage Loan if it is otherwise required to do so under this Agreement or the Pooling and Servicing Agreement unless (i) the Mortgage Loan Seller did not otherwise discover or have knowledge of such Material Defect, (ii) such delay is a result of the failure by the Purchaser or by any other party to the Pooling and Servicing Agreement, to provide prompt notice as required by the terms of this Agreement or the Pooling and Servicing Agreement, after such party has actual knowledge of such Material Defect, (iii) such Material Defect does not relate to the applicable Mortgage Loan not being a “qualified mortgage” within the meaning of Code Section 860G(a)(3), but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective obligation to be treated as a qualified mortgage, and (iv) such delay precludes the Mortgage Loan Seller from curing such Material Defect. Notwithstanding anything contained in this Agreement, if a Mortgage Loan is not secured by a Mortgaged Property that is, in whole or in part, a hotel, restaurant (operated by a borrower), healthcare facility, nursing home, assisted living facility, self-storage facility, theater or fitness center (operated by a Mortgagor), then the failure to deliver copies of the UCC financing statements with respect to such Mortgage Loan pursuant to Section 2 hereof shall not be a Material Defect.

If there is a Material Defect with respect to one or more Mortgaged Properties securing a Mortgage Loan, the Mortgage Loan Seller shall not be obligated to repurchase the Mortgage Loan if (i) the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged Property is, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Mortgage Loan Seller provides an Opinion of Counsel to the effect that such release would not cause an Adverse REMIC Event and (iii) each applicable Rating Agency has provided a Rating Agency Confirmation.

(b)          Whenever one or more Qualified Substitute Mortgage Loans are substituted for a Defective Loan by the Responsible Repurchase Party as contemplated by this Section 5, upon direction by the General Master Servicer or the General Special Servicer, as applicable, the Responsible Repurchase Party shall deliver to the Custodian the related Mortgage File and a certification to the effect that such Qualified Substitute Mortgage Loan satisfies or such Qualified Substitute Mortgage Loans satisfy, as the case may be, all of the requirements of the definition of “Qualified Substitute Mortgage Loan” in the Pooling and Servicing Agreement. No mortgage loan may be substituted for a Defective Loan as contemplated by this Section 5 if the Mortgage Loan to be replaced was itself a Qualified Substitute Mortgage Loan, in which case, absent a cure of the relevant Material Defect, the affected Mortgage Loan will be required to be repurchased as contemplated hereby. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) after the related date of substitution, and Periodic Payments due with respect to each corresponding Deleted Mortgage Loan (if any) after its respective Cut-off Date and on or prior to the related date of substitution, shall be part of the Trust Fund. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) on or prior to the related date of substitution, and Periodic Payments due with respect to each corresponding Defective Loan that is purchased or repurchased, as the case may be, or replaced with one or more Qualified Substitute Mortgage Loans (any such Mortgage Loan, a “Deleted Mortgage Loan”) (if any) after the related date of substitution, shall not be part of the Trust Fund and are to be remitted by the General Master Servicer to the Responsible Repurchase Party promptly following receipt.

If any Mortgage Loan is to be repurchased or replaced as contemplated by this Section 5, upon direction by the General Master Servicer or the General Special Servicer, as applicable, the Mortgage Loan Seller shall amend the Mortgage Loan Schedule to reflect the removal of any Deleted Mortgage Loan and, if applicable, the substitution of the related Qualified Substitute Mortgage Loan(s) and deliver or cause the delivery of such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement. Upon any substitution of one or more Qualified Substitute Mortgage Loans for a Deleted Mortgage Loan, such Qualified Substitute Mortgage Loan(s) shall become part of the Trust Fund and be subject to the terms of this Agreement in all respects.

If any Mortgage Loan that is part of a Crossed Mortgage Loan Group is required to be repurchased or substituted, the provisions of Section 2.03(h), Section 2.03(i) and Section 2.03(j) of the Pooling and Servicing Agreement shall apply.

(c)          The Responsible Repurchase Party shall be entitled, and the Purchaser shall cause the Pooling and Servicing Agreement to entitle the Responsible Repurchase Party, upon the date when the full amount of the Purchase Price or Substitution Shortfall Amount (as the case may be) for any Mortgage Loan repurchased or replaced as contemplated by this

Section 5 has been deposited in the account designated therefor by the Trustee as the assignee of the Purchaser (or the General Master Servicer on behalf of the Trustee) and, if applicable, receipt by the Trustee as the assignee of the Purchaser (or the Custodian) of the Mortgage File for each Qualified Substitute Mortgage Loan (if any) to be substituted for a Deleted Mortgage Loan, together with any certifications and/or opinions required pursuant to this Section 5 to be delivered by the Responsible Repurchase Party, to (i) a release of the Mortgage File and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement for the Deleted Mortgage Loan to the Responsible Repurchase Party or its designee, (ii) the execution and delivery of such instruments of release, transfer and/or assignment, in each case without recourse, as shall be prepared by the Responsible Repurchase Party and are reasonably necessary to vest in the Responsible Repurchase Party or its designee the ownership of such Deleted Mortgage Loan, and (iii) the execution and delivery of notice to the affected Mortgagor of the retransfer of such Deleted Mortgage Loan. In connection with any such repurchase or substitution by the Responsible Repurchase Party, the Purchaser shall also cause the Pooling and Servicing Agreement to require each of the General Master Servicer and the General Special Servicer to deliver to the Responsible Repurchase Party or its designee, and the Responsible Repurchase Party or its designee shall be entitled to delivery from the General Master Servicer and the General Special Servicer of, any portion of the related Servicing File, together with any Escrow Payments, reserve funds and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement, held by or on behalf of the General Master Servicer or the General Special Servicer, as the case may be, with respect to the Deleted Mortgage Loan, in each case at the expense of the Responsible Repurchase Party.

(d)          [Reserved.]

(e)          The Mortgage Loan Seller acknowledges and agrees that the Purchaser shall have no liability to the Mortgage Loan Seller or otherwise for any failure of the Mortgage Loan Seller or any other party to the Pooling and Servicing Agreement to perform its obligations provided for thereunder.

(f)          The Mortgage Loan Seller will provide the Responsible Repurchase Party copies of any 15Ga-1 Notice delivered to the Mortgage Loan Seller pursuant to the Pooling and Servicing Agreement. The Mortgage Loan Seller (to the extent it receives any request or demand, whether oral or written, that a Mortgage Loan be repurchased or replaced, whether arising from a Material Defect or other breach of a representation or warranty, such recipient a “Seller Request Recipient” and such request or demand, a “Repurchase Request”) agrees to provide to the Purchaser: (i) written notice of any Repurchase Request, which notice will specify if such Repurchase Request is a 15Ga-1 Notice; (ii) written notice of (A) the existence of any dispute regarding such Repurchase Request, whether written or oral, between such Seller Request Recipient and the Person making such Repurchase Request, (B) the expiration of any applicable Initial Cure Period, or, if applicable, any Extended Cure Period, (C) the withdrawal of such Repurchase Request by the Person making such Repurchase Request, (D) the rejection of such Repurchase Request by the Seller Request Recipient and (E) the repurchase or replacement of any Mortgage Loan pursuant to this Section 5 and Section 2.03 of the Pooling and Servicing Agreement; and (iii) upon reasonable request of the Purchaser (subject to Section 5(g)), such other information in the Seller Request Recipient’s possession as would be necessary to permit the Purchaser to comply with its obligations under Rule 15Ga-1 under the Exchange Act to disclose fulfilled and unfulfilled repurchase or replacement requests or demands of any Person relating to any Mortgage Loan or to comply with any other obligations applicable to it under law or regulation.

Each notice required to be delivered pursuant to this Section 5(f) may be delivered by electronic means. Each notice required to be delivered pursuant to clauses (i) and (ii) of the immediately preceding paragraph shall be given not later than the tenth (10th) Business Day after the event giving rise to the requirement for such notice and any information requested pursuant to clause (iii) of the immediately preceding paragraph shall be provided as promptly as practicable after such request is made. Each notice required to be delivered pursuant to clause (i) of the immediately preceding paragraph shall identify (a) the date on which such Repurchase Request was made, (b) the Mortgage Loan with respect to which such Repurchase Request was made, (c) the identity of the Person making such request, and (d) the basis, if any, asserted for such request by such Person. Each notice required to be delivered pursuant to clause (ii) of the immediately preceding paragraph shall identify (a) the date of such withdrawal, rejection, repurchase or replacement, or the date of the commencement of such dispute, as applicable, (b) if pertaining to a dispute, the nature of such dispute, (c) if pertaining to the expiration of an Initial Cure Period or an Extended Cure Period, the expiration date of such Initial Cure Period or, if applicable, an Extended Cure Period, (d) if pertaining to a withdrawal, the basis for such withdrawal given to the Seller Request Recipient or an indication that no basis was given by the Person withdrawing such Repurchase Request, (e) if pertaining to a rejection by the Seller Request Recipient, the basis for the Seller Request Recipient’s rejection and (f) if pertaining to a repurchase or replacement, the date of such repurchase or replacement.

(g)          Each of the Mortgage Loan Seller and the Purchaser acknowledge and agree that (i) a Repurchase Request Recipient under the Pooling and Servicing Agreement will not, in connection with providing the Mortgage Loan Seller or the Purchaser with any 15Ga-1 Notice under the Pooling and Servicing Agreement, be required to deliver any attorney-client privileged communication or any information protected by the attorney work product doctrine, (ii) any 15Ga-1 Notice delivered to the Mortgage Loan Seller or the Purchaser under the Pooling and Servicing Agreement is provided only to assist the Mortgage Loan Seller, the Purchaser and any of their respective Affiliates in complying with Rule 15Ga-1, Items 1104 and 1121 of Regulation AB and/or any other law or regulation, (iii) (A) no action taken by, or inaction of, a Repurchase Request Recipient and (B) no information provided to the Mortgage Loan Seller or the Purchaser pursuant to Section 2.02(g) of the Pooling and Servicing Agreement by a Repurchase Request Recipient, shall be deemed to constitute a waiver or defense to the exercise of any legal right the Repurchase Request Recipient may have with respect to this Agreement or the Pooling and Servicing Agreement and (iv) receipt of a 15Ga-1 Notice or delivery of any notice required to be delivered pursuant to Section 5(f) shall not in and of itself constitute delivery, or receipt, of notice of any Material Defect or knowledge on the part of the Mortgage Loan Seller or Responsible Repurchase Party of any Material Defect or admission by the Mortgage Loan Seller or Responsible Repurchase Party of the existence of any Material Defect.

(h)          The Mortgage Loan Seller shall provide to the Purchaser relevant portions of any Form ABS-15G that the Mortgage Loan Seller is required to file with the Commission pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Repurchase Request with respect to any Mortgage Loan) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. Promptly upon request, the Purchaser shall provide or cause to be provided to the Mortgage Loan Seller such information regarding the principal balance of any Mortgage Loan as is necessary in order for the Mortgage Loan Seller to prepare any such Form ABS-15G.

(i)          The Purchaser shall provide to the Mortgage Loan Seller any relevant portions of any Form ABS-15G that the Purchaser is required to file with the Commission pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Mortgage Loan and that was not provided by the Mortgage Loan Seller) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. The Trust’s CIK# is 0001663240.

Section 6.     Closing. The closing of the sale of the Mortgage Loans (the “Closing”) shall be held at the offices of special counsel to the Purchaser at 10:00 a.m., New York City time, on the Closing Date.

The Closing shall be subject to each of the following conditions:

(i)          All of the representations and warranties of the Mortgage Loan Seller and the Purchaser made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date (or as of such other specific date expressly contemplated by any such representation or warranty);

(ii)          All documents specified in Section 7 of this Agreement (the “Closing Documents”), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects the obligations of the Mortgage Loan Seller hereunder or the rights of the Mortgage Loan Seller as a third party beneficiary thereunder), to the Mortgage Loan Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

(iii)          The Mortgage Loan Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto on or before the Closing Date pursuant to Section 2 of this Agreement;

(iv)          The result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

(v)          All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by it after the Closing Date;

(vi)          The Mortgage Loan Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement;

(vii)         The Mortgage Loan Seller shall have received the purchase price for the Mortgage Loans, as contemplated by Section 1 of this Agreement;

(viii)        Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms; and

(ix)           The Commission shall not have issued any stop order suspending the effectiveness of the Purchaser’s Registration Statement.

(x)            Prior to the delivery of the Preliminary Prospectus to investors, an officer of the Mortgage Loan Seller shall have delivered to the Depositor a sub-certification (the “Mortgage Loan Seller Sub-Certification”) to the certification provided by the Chief Executive Officer of the Depositor to the Securities and Exchange Commission pursuant to Regulation AB.

Each of the parties agrees to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

Section 7.     Closing Documents. The Purchaser or its designee shall have received all of the following Closing Documents, in such forms as are agreed upon and acceptable to the Purchaser, the Underwriters, the Initial Purchasers and the Rating Agencies (collectively, the “Interested Parties”), and upon which the Interested Parties may rely:

(i)          This Agreement, duly executed by the Purchaser and the Mortgage Loan Seller;

(ii)          Each of the Pooling and Servicing Agreement and the Indemnification Agreement, duly executed by the respective parties thereto;

(iii)         A Secretary’s Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, in his or her individual capacity, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the Mortgage Loan Seller authorizing the Mortgage Loan Seller’s entering into the transactions contemplated by this Agreement and the Indemnification Agreement, and (B) the organizational documents of the Mortgage Loan Seller;

(iv)         A certificate of good standing with respect to the Mortgage Loan Seller issued by the Comptroller of the Currency of the United States not earlier than 15 days prior to the Closing Date, and upon which the Interested Parties may rely;

(v)          A certificate of the Mortgage Loan Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer of the Mortgage Loan Seller on the Mortgage Loan Seller’s behalf and dated the Closing Date, and upon which the Interested Parties may rely;

(vi)         A written opinion of in-house or independent counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the Mortgage Loan Seller’s due authorization, execution and delivery of this Agreement and the Indemnification Agreement;

(vii)        A written opinion of special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the enforceability of this Agreement against the Mortgage Loan Seller;

(viii)       A letter from special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Purchaser, the Underwriters (only with respect to the Preliminary Prospectus) and the Initial Purchasers (only with respect to the Preliminary Private Placement Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon sections of the Preliminary Prospectus and in the Preliminary Private Placement Memorandum (as the same may be amended or supplemented on or before the pricing date for the Certificates) substantially to the effect that nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Preliminary Prospectus or the Preliminary Private Placement Memorandum, at the time when sales to purchasers of the Certificates were first made, contained, with respect to the Mortgage Loan Seller or the Mortgage Loans, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, the related borrowers or the related Mortgaged Properties, in the light of the circumstances under which they were made, not misleading;

(ix)          A letter from special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Purchaser, the Underwriters (only with respect to the Prospectus) and the Initial Purchasers (only with respect to the Private Placement Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon sections of the Prospectus and the Private Placement Memorandum (as the same may be amended or supplemented on or before the Closing Date) substantially to the effect that (a) nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Prospectus or the Private Placement Memorandum as of the date thereof or as of the Closing Date contained or contains, with respect to the Mortgage Loan Seller or the Mortgage Loans, the related borrowers or the related Mortgaged Properties, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading and (b) that, with respect to information regarding the Mortgage Loan Seller and the Mortgage Loans, the related borrowers or the related Mortgaged Properties, the Prospectus is appropriately responsive in all material respects to the applicable requirements of Regulation AB;

(x)          Copies of all other opinions rendered by counsel for the Mortgage Loan Seller to the Rating Agencies in connection with the transactions contemplated by this Agreement, including, but not limited to, with respect to the characterization of the transfer of the Mortgage Loans hereunder as a true sale, with each such opinion to be addressed to the other Interested Parties and the Trustee or accompanied by a letter signed by such counsel stating that the other Interested Parties and the Trustee may rely on such opinion as if it were addressed to them as of date thereof;

(xi)          One or more agreed-upon procedures letters from a nationally recognized firm of certified public accountants acceptable to the Underwriters and the Initial Purchasers, dated (A) the date of the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and (B) February 11, 2016, with respect to the Prospectus and the Private Placement Memorandum, respectively, and addressed to, and in form and substance acceptable to, the Interested Parties (other than the Rating Agencies), stating in effect that, using the assumptions and methodology used by the Mortgage Loan Seller, the Purchaser, the Underwriters or the Initial Purchasers, as applicable, all of which shall be described in such letters, and which shall include a comparison of certain mortgage loan-related documents to the information set forth in the Master Tape (as defined in the Indemnification Agreement), they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and set forth in the Prospectus and the Private Placement Memorandum, respectively, and have compared the results of their calculations to the corresponding items in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, and found each such number and percentage set forth in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, to be in agreement with the results of such calculations;

(xii)          If any of the Certificates are “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a certificate of the Mortgage Loan Seller regarding origination of the Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the Exchange Act; and

(xiii)          Such further certificates, opinions and documents as the Purchaser may reasonably request or any Rating Agency may require.

Section 8.          Additional Reporting Under Regulation AB. With respect to any period during which the Trust is subject to the reporting requirements of the Exchange Act, the Mortgage Loan Seller shall provide to the Purchaser and the Certificate Administrator any information that constitutes “Additional Form 10-D Information” or “Additional Form 10-K Information” but only if and to the extent that the Mortgage Loan Seller (or any originator of the Mortgage Loans sold by the Mortgage Loan Seller to the Depositor, if such originator constitutes an “originator” contemplated by Item 1110(b) of Regulation AB and such information is required to be reported with respect to such originator) is the applicable “Party Responsible” (solely in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) under the terms of

Exhibit BB or Exhibit CC to the Pooling and Servicing Agreement (it being acknowledged that the Mortgage Loan Seller (solely as in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) does not constitute the “Party Responsible” for any “Form 8-K Information” set forth on Exhibit DD of the Pooling and Servicing Agreement). In each case, such delivery shall be made in a form readily convertible to an EDGAR compatible form, or in such other form as otherwise agreed by the Purchaser, the Certificate Administrator and the Mortgage Loan Seller. In each case, such delivery shall be made not later than 5 calendar days after the related Distribution Date (in the case of any such “Additional Form 10-D Information”), and no later than March 1 of each year subsequent to the fiscal year that the Trust is subject to the Exchange Act reporting requirements (in the case of any such “Additional Form 10-K Information”). In no event shall the Mortgage Loan Seller be required to provide any information that is not required to be reported on Form 10-D or Form 10-K, as the case may be, under the Exchange Act and the rules and regulations of the Commission thereunder.

Section 9.     Costs. Whether or not this Agreement is terminated, the Mortgage Loan Seller will pay its pro rata share (the Mortgage Loan Seller’s pro rata portion to be determined according to the percentage that the aggregate Cut-off Date Balance of all the Mortgage Loans represents as to the aggregate Cut-off Date Balance of all the mortgage loans of the Trust Fund (the “Cut-off Date Pool Balance”)) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented set-up fees, costs and expenses of the Trustee, the Certificate Administrator and their respective counsel; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Mortgage Loan Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or structural and collateral term sheets (or any similar item), including the cost of obtaining any agreed-upon procedures letters with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering this Agreement and the furnishing to the Underwriters or the Initial Purchasers, as applicable, of such copies of the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or structural and collateral term sheets (or any similar item) and this Agreement as the Underwriters and the Initial Purchasers may reasonably request; (viii) the fees of the rating agency or agencies engaged to consider rating the Certificates or hired and requested to rate the Certificates; (x) all registration fees incurred by the Purchaser in connection with the filing of its Registration Statement allocable to the issuance of the Registered Certificates; (xi) the upfront fee payable to the Asset Representations Reviewer on the Closing Date in the amount agreed by the parties hereto; and (xii) the reasonable fees and expenses of special counsel to the Purchaser.

Section 10.          Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Purchaser, addressed to the Purchaser at 375 Park Avenue, 2nd Floor, J0127-023, New York, New York 10152, Attention: A.J. Sfarra (with copies to the attention of Jeff D. Blake, Esq., Senior Counsel, Wells Fargo Law Department, D1053-300, 301 South College St., Charlotte, North Carolina 28288), or such other address as may be designated by the Purchaser to the Mortgage Loan Seller in writing, or, if to the Mortgage Loan Seller, addressed to the Mortgage Loan Seller at 301 South College St., Charlotte, North Carolina 28288, Attention: Wells Fargo Commercial Mortgage Trust 2016-C32, Commercial Mortgage Pass-Through Certificates, Series 2016-C32 (with a copy to: Jeff D. Blake, Esq., Senior Counsel, Wells Fargo Law Department, D1053 300, 301 South College St., Charlotte, North Carolina, 28288 and a copy to: Brigid Mattingly, Wells Fargo Bank, National Association, 10 South Wacker Drive, 32nd Floor, Chicago, IL 60606, Email: brigid.mattingly@wellsfargo.com), or such other address as may be designated by the Mortgage Loan Seller to the Purchaser in writing.

Section 11.          Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder. The Mortgage Loan Seller shall be an express third party beneficiary to the Pooling and Servicing Agreement to the extent set forth therein. The Asset Representations Reviewer shall be an express third party beneficiary of Sections 4(i), 4(j), and 4(l) of this Agreement.

Section 12.          Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser and by the Purchaser to the Trust, notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

Section 13.          Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

Section 14.          Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THE AGREEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE MORTGAGE LOAN SELLER HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO ANY ACTION OR PROCEEDING REGARDING SUCH MATTERS MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, WITH RESPECT TO SUCH COURTS, THE DEFENSE OF AN INCONVENIENT FORUM; (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (V) WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

Section 15.          Further Assurances. The Mortgage Loan Seller and the Purchaser each agrees to execute and deliver such instruments and take such further actions as any other party hereto may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

Section 16.          Successors and Assigns. The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage Loan Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser is expressly authorized to assign its rights under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser, and their respective successors and permitted assigns.

Section 17.          Information. The Mortgage Loan Seller shall provide the Purchaser with such information about itself, the Mortgage Loans and the underwriting and servicing procedures applicable to the Mortgage Loans as is (i) required under the provisions of Regulation AB, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a private disclosure document.

Section 18.          Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters; provided, however, that in no event shall this provision be construed to limit the effect of the Indemnification Agreement or the memorandum of understanding dated November 16, 2015 between the Mortgage Loan Seller, the Purchaser and certain other parties or any separate acknowledgments and agreements executed and delivered pursuant to such memorandum of understanding.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Brigid M. Mattingly
Name: Brigid M. Mattingly
Title: Executive Vice President

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony J. Sfarra
Name: Anthony Sfarra
Title: President

Mortgage Loan Purchase Agreement–WFB

EXHIBIT A

SCHEDULE OF MORTGAGE LOANS

Wells Fargo Commercial Mortgage Trust 2016-C32
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Address	City	State	Zip Code	County	General Property Type	Number of Units
1	WFB	North Dallas Retail Portfolio	Various	Various	TX	Various	Various	Retail	673,382
1.01	WFB	Heritage Heights	4000-4020 William D. Tate Avenue	Grapevine	TX	76051	Tarrant	Retail	85,613
1.02	WFB	The Highlands	2301 FM 407	Flower Mound	TX	75028	Denton	Retail	90,547
1.03	WFB	Josey Oaks Crossing	4112 North Josey Lane	Carrollton	TX	75007	Denton	Retail	82,320
1.04	WFB	Hunter’s Glen Crossing	3945 Legacy Drive	Plano	TX	75023	Collin	Retail	93,547
1.05	WFB	Flower Mound Crossing	2600-2650 Flower Mound Road	Flower Mound	TX	75028	Denton	Retail	81,582
1.06	WFB	Park West Plaza	302 South Park Boulevard	Grapevine	TX	76051	Tarrant	Retail	82,977
1.07	WFB	Cross Timbers Court	745 Cross Timbers Road	Flower Mound	TX	75028	Denton	Retail	77,367
1.08	WFB	14th Street Market	2200 East 14th Street	Plano	TX	75074	Collin	Retail	79,429
3	WFB	Technology Station	500 Arguello Street	Redwood City	CA	94063	San Mateo	Office	94,737
4	WFB	Chicago Industrial Portfolio I	Various	Various	Various	Various	Various	Industrial	1,052,310
4.01	WFB	3211 Oak Grove Avenue	3211 Oak Grove Avenue	Waukegan	IL	60087	Lake	Industrial	112,810
4.02	WFB	8100 South 77th Avenue	8100 South 77th Avenue	Bridgeview	IL	60455	Cook	Industrial	115,000
4.03	WFB	2701 South Western Avenue	2701 South Western Avenue	Chicago	IL	60608	Cook	Industrial	123,386
4.04	WFB	1560 Frontenac Road	1560 Frontenac Road	Naperville	IL	60563	DuPage	Industrial	85,608
4.05	WFB	2785 Algonquin Road	2785 Algonquin Road	Rolling Meadows	IL	60008	Cook	Industrial	41,000
4.06	WFB	951 Corporate Grove Drive	951 Corporate Grove Drive	Buffalo Grove	IL	60089	Lake	Industrial	72,600
4.07	WFB	1225-1229 Lakeside Drive	1225-1229 Lakeside Drive	Romeoville	IL	60446	Will	Industrial	62,305
4.08	WFB	733-747 Kimberly Drive	733-747 Kimberly Drive	Carol Stream	IL	60188	DuPage	Industrial	74,408
4.09	WFB	12500 Lombard Lane	12500 Lombard Lane	Alsip	IL	60803	Cook	Industrial	86,200
4.10	WFB	2500-2518 Wisconsin Avenue	2500-2518 Wisconsin Avenue	Downers Grove	IL	60515	DuPage	Industrial	46,000
4.11	WFB	2460-2478 Wisconsin Avenue	2460-2478 Wisconsin Avenue	Downers Grove	IL	60515	DuPage	Industrial	46,000
4.12	WFB	2095-2105 Hammond Drive	2095-2105 Hammond Drive	Schaumburg	IL	60173	Cook	Industrial	31,931
4.13	WFB	877 North Larch Avenue	877 North Larch Avenue	Elmhurst	IL	60126	DuPage	Industrial	37,540
4.14	WFB	2011 Swanson Court	2011 Swanson Court	Gurnee	IL	60031	Lake	Industrial	44,104
4.15	WFB	3705 Stern Avenue	3705 Stern Avenue	Saint Charles	IL	60174	Kane	Industrial	20,792
4.16	WFB	5727 95th Avenue	5727 95th Avenue	Kenosha	WI	53144	Kenosha	Industrial	20,000
4.17	WFB	420 West Wrightwood Avenue	420 West Wrightwood Avenue	Elmhurst	IL	60126	DuPage	Industrial	17,441
4.18	WFB	1463 Lunt Avenue	1463 Lunt Avenue	Elk Grove Village	IL	60007	Cook	Industrial	15,185
5	WFB	Preferred Freezer - Newark	360 Avenue P	Newark	NJ	07105	Essex	Industrial	197,336
6	WFB	10 South LaSalle Street	10 South LaSalle Street	Chicago	IL	60603	Cook	Office	781,426
9	WFB	Cottonwood Shopping Center	3701-3741 Ellison Drive Northwest	Albuquerque	NM	87144	Bernalillo	Retail	188,887
10	WFB	PRA Health Sciences	9755 Ridge Drive	Lenexa	KS	66219	Johnson	Office	142,679
12	WFB	Northline Industrial Center	38481 West Huron River Drive	Romulus	MI	48174	Wayne	Industrial	1,089,312
17	WFB	South Creek Retail	15-85 & 95 Foothill Road	Reno	NV	89511	Washoe	Retail	59,590
21	WFB	Hampton Inn Suites Ontario	4500 East Mills Circle	Ontario	CA	91764	San Bernardino	Hospitality	91
22	WFB	Mission Bay Self Storage	20273 South State Road 7	Boca Raton	FL	33498	Palm Beach	Self Storage	82,075
26	WFB	Sequoia Center Building 1400	1400 North McDowell Boulevard	Petaluma	CA	94954	Sonoma	Office	72,000
28	WFB	Seminole Orange Plaza Center	15910 & 15940 Orange Boulevard	Loxahatchee	FL	33470	Palm Beach	Retail	19,581
33	WFB	Hampton Inn Carmel, IN	12197 North Meridian Street	Carmel	IN	46032	Hamilton	Hospitality	103
34	WFB	San Bernardino Marketplace	263-275 East 9th Street	San Bernardino	CA	92410	San Bernardino	Retail	58,740
40	WFB	215 South Center Street & 210 East Third Street	215 South Center Street & 210 East Third Street	Royal Oak	MI	48067	Oakland	Mixed Use	49,344
41	WFB	Carson Building	1106 West Burnside Street	Portland	OR	97209	Multnomah	Mixed Use	28,686
43	WFB	Hy-Vee Waterloo	2181 Logan Avenue	Waterloo	IA	50703	Black Hawk	Retail	48,258
58	WFB	Towne Storage-South Jordan	11297 South Redwood Road	South Jordan	UT	84095	Salt Lake	Self Storage	65,675
65	WFB	Emerson Plaza	5201-5249 East Thompson Road	Indianapolis	IN	46237	Marion	Retail	82,087
72	WFB	Arlington Square-MI	3250 Washtenaw Avenue	Ann Arbor	MI	48104	Washtenaw	Mixed Use	45,561
74	WFB	Fort Totten Apartments	4818-4836 Fort Totten Drive Northeast	Washington	DC	20011	District of Columbia	Multifamily	84
80	WFB	Rankin Industrial Buildings	1220-1270 Rankin Drive	Troy	MI	48083	Oakland	Industrial	125,595
84	WFB	Stonebrook Place Shopping Center	301 North Bolingbrook Drive	Bolingbrook	IL	60440	Will	Retail	18,667
86	WFB	Spring Hill Office II	322 Spring Hill Drive	Spring	TX	77386	Montgomery	Office	20,227
88	WFB	M&M MHP	1508 Carroll Lane	Boulder City	NV	89005	Clark	Manufactured Housing Community	52
89	WFB	343 King Street	343 King Street	Charleston	SC	29401	Charleston	Retail	2,809
93	WFB	3123 Fire Road	3123 Fire Road	Egg Harbor Township	NJ	08234	Atlantic	Retail	13,500

EXH. A-1

Wells Fargo Commercial Mortgage Trust 2016-C32
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Unit of Measure	Original Principal Balance ($)	Cut-off Date Principal Balance ($)	Loan Amortization Type	Monthly P&I Payment ($)	Interest Accrual Basis	Mortgage Rate
1	WFB	North Dallas Retail Portfolio	Sq. Ft.	81,325,000.00	81,325,000.00	Interest-only, Balloon	317,630.60	Actual/360	4.610000%
1.01	WFB	Heritage Heights	Sq. Ft.	13,250,000.00
1.02	WFB	The Highlands	Sq. Ft.	12,875,000.00
1.03	WFB	Josey Oaks Crossing	Sq. Ft.	12,100,000.00
1.04	WFB	Hunter’s Glen Crossing	Sq. Ft.	11,500,000.00
1.05	WFB	Flower Mound Crossing	Sq. Ft.	9,200,000.00
1.06	WFB	Park West Plaza	Sq. Ft.	9,000,000.00
1.07	WFB	Cross Timbers Court	Sq. Ft.	7,700,000.00
1.08	WFB	14th Street Market	Sq. Ft.	5,700,000.00
3	WFB	Technology Station	Sq. Ft.	50,000,000.00	50,000,000.00	Interest-only, Amortizing Balloon	240,729.84	Actual/360	4.070000%
4	WFB	Chicago Industrial Portfolio I	Sq. Ft.	44,200,000.00	44,200,000.00	Interest-only, Amortizing Balloon	242,980.13	Actual/360	5.210000%
4.01	WFB	3211 Oak Grove Avenue	Sq. Ft.	4,668,372.00
4.02	WFB	8100 South 77th Avenue	Sq. Ft.	4,194,241.00
4.03	WFB	2701 South Western Avenue	Sq. Ft.	4,121,297.00
4.04	WFB	1560 Frontenac Road	Sq. Ft.	3,647,166.00
4.05	WFB	2785 Algonquin Road	Sq. Ft.	3,406,453.00
4.06	WFB	951 Corporate Grove Drive	Sq. Ft.	3,245,977.00
4.07	WFB	1225-1229 Lakeside Drive	Sq. Ft.	2,844,789.00
4.08	WFB	733-747 Kimberly Drive	Sq. Ft.	2,523,839.00
4.09	WFB	12500 Lombard Lane	Sq. Ft.	2,334,186.00
4.10	WFB	2500-2518 Wisconsin Avenue	Sq. Ft.	2,261,243.00
4.11	WFB	2460-2478 Wisconsin Avenue	Sq. Ft.	2,188,299.00
4.12	WFB	2095-2105 Hammond Drive	Sq. Ft.	1,954,881.00
4.13	WFB	877 North Larch Avenue	Sq. Ft.	1,838,171.00
4.14	WFB	2011 Swanson Court	Sq. Ft.	1,568,281.00
4.15	WFB	3705 Stern Avenue	Sq. Ft.	970,146.00
4.16	WFB	5727 95th Avenue	Sq. Ft.	930,027.00
4.17	WFB	420 West Wrightwood Avenue	Sq. Ft.	882,614.00
4.18	WFB	1463 Lunt Avenue	Sq. Ft.	620,018.00
5	WFB	Preferred Freezer - Newark	Sq. Ft.	36,200,000.00	36,200,000.00	Interest-only, Balloon	144,759.78	Actual/360	4.720000%
6	WFB	10 South LaSalle Street	Sq. Ft.	30,000,000.00	30,000,000.00	Interest-only, Balloon	112,595.83	Actual/360	4.430000%
9	WFB	Cottonwood Shopping Center	Sq. Ft.	21,075,000.00	21,075,000.00	Interest-only, Amortizing Balloon	111,722.59	Actual/360	4.890000%
10	WFB	PRA Health Sciences	Sq. Ft.	21,000,000.00	21,000,000.00	Interest-only, Amortizing Balloon	108,535.60	Actual/360	4.670000%
12	WFB	Northline Industrial Center	Sq. Ft.	20,000,000.00	20,000,000.00	Interest-only, Amortizing Balloon	101,932.10	Actual/360	4.550000%
17	WFB	South Creek Retail	Sq. Ft.	15,500,000.00	15,500,000.00	Interest-only, Amortizing Balloon	80,761.94	Actual/360	4.740000%
21	WFB	Hampton Inn Suites Ontario	Rooms	12,600,000.00	12,572,272.98	Amortizing Balloon	66,565.56	Actual/360	4.860000%
22	WFB	Mission Bay Self Storage	Sq. Ft.	11,100,000.00	11,100,000.00	Interest-only, Amortizing Balloon	58,372.12	Actual/360	4.820000%
26	WFB	Sequoia Center Building 1400	Sq. Ft.	9,230,000.00	9,230,000.00	Interest-only, Amortizing Balloon	49,548.64	Actual/360	5.000000%
28	WFB	Seminole Orange Plaza Center	Sq. Ft.	8,500,000.00	8,500,000.00	Interest-only, Amortizing Balloon	44,033.14	Actual/360	4.690000%
33	WFB	Hampton Inn Carmel, IN	Rooms	7,500,000.00	7,475,269.40	Amortizing Balloon	42,242.78	Actual/360	4.630000%
34	WFB	San Bernardino Marketplace	Sq. Ft.	7,440,000.00	7,440,000.00	Interest-only, Amortizing Balloon	39,531.30	Actual/360	4.910000%
40	WFB	215 South Center Street & 210 East Third Street	Sq. Ft.	5,850,000.00	5,836,675.32	Amortizing Balloon	30,375.48	Actual/360	4.710000%
41	WFB	Carson Building	Sq. Ft.	5,525,000.00	5,519,225.02	Amortizing Balloon	29,896.21	Actual/360	5.070000%
43	WFB	Hy-Vee Waterloo	Sq. Ft.	5,300,000.00	5,288,631.88	Amortizing Balloon, ARD	28,354.45	Actual/360	4.970000%
58	WFB	Towne Storage-South Jordan	Sq. Ft.	4,200,000.00	4,200,000.00	Interest-only, Amortizing Balloon	22,443.95	Actual/360	4.960000%
65	WFB	Emerson Plaza	Sq. Ft.	3,937,500.00	3,928,449.44	Amortizing Balloon	20,350.42	Actual/360	4.670000%
72	WFB	Arlington Square-MI	Sq. Ft.	3,600,000.00	3,591,818.89	Amortizing Balloon	18,714.26	Actual/360	4.720000%
74	WFB	Fort Totten Apartments	Units	3,500,000.00	3,491,576.34	Amortizing Balloon	22,408.10	Actual/360	4.640000%
80	WFB	Rankin Industrial Buildings	Sq. Ft.	3,100,000.00	3,093,035.31	Amortizing Balloon	16,208.46	Actual/360	4.770000%
84	WFB	Stonebrook Place Shopping Center	Sq. Ft.	2,600,000.00	2,600,000.00	Interest-only, Amortizing Balloon	13,422.14	Actual/360	4.660000%
86	WFB	Spring Hill Office II	Sq. Ft.	2,420,000.00	2,420,000.00	Interest-only, Amortizing Balloon	13,020.68	Actual/360	5.020000%
88	WFB	M&M MHP	Pads	2,085,000.00	2,082,805.14	Amortizing Balloon	11,243.76	Actual/360	5.040000%
89	WFB	343 King Street	Sq. Ft.	2,000,000.00	1,997,914.46	Amortizing Balloon	10,834.43	Actual/360	5.080000%
93	WFB	3123 Fire Road	Sq. Ft.	1,950,000.00	1,943,815.55	Amortizing Balloon	11,229.74	Actual/360	4.850000%

EXH. A-2

Wells Fargo Commercial Mortgage Trust 2016-C32
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Administrative Cost Rate	Net Mortgage Rate	Due Date	Stated Maturity Date or Anticipated Repayment Date	ARD Loan Maturity Date	Revised Rate	Original Term to Maturity or ARD (Mos.)	Remaining Term to Maturity or ARD (Mos.)	Amortization Term (Original) (Mos.)
1	WFB	North Dallas Retail Portfolio	0.015397%	4.594603%	11	12/11/2025	NAP	NAP	120	118	IO
1.01	WFB	Heritage Heights		0.000000%
1.02	WFB	The Highlands
1.03	WFB	Josey Oaks Crossing
1.04	WFB	Hunter’s Glen Crossing
1.05	WFB	Flower Mound Crossing
1.06	WFB	Park West Plaza
1.07	WFB	Cross Timbers Court
1.08	WFB	14th Street Market
3	WFB	Technology Station	0.015397%	4.054603%	11	12/11/2025	NAP	NAP	120	118	360
4	WFB	Chicago Industrial Portfolio I	0.015397%	5.194603%	11	1/11/2026	NAP	NAP	120	119	360
4.01	WFB	3211 Oak Grove Avenue
4.02	WFB	8100 South 77th Avenue
4.03	WFB	2701 South Western Avenue
4.04	WFB	1560 Frontenac Road
4.05	WFB	2785 Algonquin Road
4.06	WFB	951 Corporate Grove Drive
4.07	WFB	1225-1229 Lakeside Drive
4.08	WFB	733-747 Kimberly Drive
4.09	WFB	12500 Lombard Lane
4.10	WFB	2500-2518 Wisconsin Avenue
4.11	WFB	2460-2478 Wisconsin Avenue
4.12	WFB	2095-2105 Hammond Drive
4.13	WFB	877 North Larch Avenue
4.14	WFB	2011 Swanson Court
4.15	WFB	3705 Stern Avenue
4.16	WFB	5727 95th Avenue
4.17	WFB	420 West Wrightwood Avenue
4.18	WFB	1463 Lunt Avenue
5	WFB	Preferred Freezer - Newark	0.015397%	4.704603%	11	12/11/2025	NAP	NAP	120	118	IO
6	WFB	10 South LaSalle Street	0.015397%	4.414603%	11	1/11/2026	NAP	NAP	120	119	IO
9	WFB	Cottonwood Shopping Center	0.015397%	4.874603%	11	12/11/2025	NAP	NAP	120	118	360
10	WFB	PRA Health Sciences	0.015397%	4.654603%	11	9/11/2025	NAP	NAP	120	115	360
12	WFB	Northline Industrial Center	0.042897%	4.507103%	11	10/11/2020	NAP	NAP	60	56	360
17	WFB	South Creek Retail	0.015397%	4.724603%	11	1/11/2026	NAP	NAP	120	119	360
21	WFB	Hampton Inn Suites Ontario	0.015397%	4.844603%	11	12/11/2025	NAP	NAP	120	118	360
22	WFB	Mission Bay Self Storage	0.015397%	4.804603%	11	12/11/2025	NAP	NAP	120	118	360
26	WFB	Sequoia Center Building 1400	0.015397%	4.984603%	11	1/11/2026	NAP	NAP	120	119	360
28	WFB	Seminole Orange Plaza Center	0.052897%	4.637103%	11	11/11/2025	NAP	NAP	120	117	360
33	WFB	Hampton Inn Carmel, IN	0.015397%	4.614603%	11	12/11/2025	NAP	NAP	120	118	300
34	WFB	San Bernardino Marketplace	0.015397%	4.894603%	11	12/11/2025	NAP	NAP	120	118	360
40	WFB	215 South Center Street & 210 East Third Street	0.072897%	4.637103%	11	12/11/2025	NAP	NAP	120	118	360
41	WFB	Carson Building	0.015397%	5.054603%	11	1/11/2026	NAP	NAP	120	119	360
43	WFB	Hy-Vee Waterloo	0.015397%	4.954603%	11	12/11/2025	12/11/2035	The greater of (i) 7.97%; and (ii) the sum of (a) the greater of the 10 year swap yield as of the ARD and the treasury rate as of the ARD; and (b) 5.15%	120	118	360
58	WFB	Towne Storage-South Jordan	0.015397%	4.944603%	11	12/11/2025	NAP	NAP	120	118	360
65	WFB	Emerson Plaza	0.015397%	4.654603%	11	12/11/2025	NAP	NAP	120	118	360
72	WFB	Arlington Square-MI	0.082897%	4.637103%	11	12/11/2025	NAP	NAP	120	118	360
74	WFB	Fort Totten Apartments	0.015397%	4.624603%	11	1/11/2026	NAP	NAP	120	119	240
80	WFB	Rankin Industrial Buildings	0.015397%	4.754603%	11	12/11/2025	NAP	NAP	120	118	360
84	WFB	Stonebrook Place Shopping Center	0.015397%	4.644603%	11	11/11/2025	NAP	NAP	120	117	360
86	WFB	Spring Hill Office II	0.092897%	4.927103%	11	1/11/2026	NAP	NAP	120	119	360
88	WFB	M&M MHP	0.065397%	4.974603%	11	1/11/2026	NAP	NAP	120	119	360
89	WFB	343 King Street	0.072897%	5.007103%	11	1/11/2026	NAP	NAP	120	119	360
93	WFB	3123 Fire Road	0.015397%	4.834603%	11	12/11/2025	NAP	NAP	120	118	300

EXH. A-3

Wells Fargo Commercial Mortgage Trust 2016-C32
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Amortization Term (Remaining) (Mos.)	Cross Collateralized and Cross Defaulted Loan Flag	Prepayment Provisions	Ownership Interest	Grace Period Late (Days)	Engineering Escrow / Deferred Maintenance ($)
1	WFB	North Dallas Retail Portfolio	IO		L(26),D(90),O(4)	Fee	5	97,250
1.01	WFB	Heritage Heights
1.02	WFB	The Highlands
1.03	WFB	Josey Oaks Crossing
1.04	WFB	Hunter’s Glen Crossing
1.05	WFB	Flower Mound Crossing
1.06	WFB	Park West Plaza
1.07	WFB	Cross Timbers Court
1.08	WFB	14th Street Market
3	WFB	Technology Station	360		L(26),GRTR 1% or YM(87),O(7)	Fee	5	0
4	WFB	Chicago Industrial Portfolio I	360		L(13),GRTR 1% or YM(103),O(4)	Fee	5	235,845
4.01	WFB	3211 Oak Grove Avenue
4.02	WFB	8100 South 77th Avenue
4.03	WFB	2701 South Western Avenue
4.04	WFB	1560 Frontenac Road
4.05	WFB	2785 Algonquin Road
4.06	WFB	951 Corporate Grove Drive
4.07	WFB	1225-1229 Lakeside Drive
4.08	WFB	733-747 Kimberly Drive
4.09	WFB	12500 Lombard Lane
4.10	WFB	2500-2518 Wisconsin Avenue
4.11	WFB	2460-2478 Wisconsin Avenue
4.12	WFB	2095-2105 Hammond Drive
4.13	WFB	877 North Larch Avenue
4.14	WFB	2011 Swanson Court
4.15	WFB	3705 Stern Avenue
4.16	WFB	5727 95th Avenue
4.17	WFB	420 West Wrightwood Avenue
4.18	WFB	1463 Lunt Avenue
5	WFB	Preferred Freezer - Newark	IO		L(26),D(90),O(4)	Fee	5	0
6	WFB	10 South LaSalle Street	IO		L(25),D(91),O(4)	Fee	10	0
9	WFB	Cottonwood Shopping Center	360		L(26),D(90),O(4)	Fee	5	0
10	WFB	PRA Health Sciences	360		L(29),GRTR 1% or YM(87),O(4)	Fee	5	0
12	WFB	Northline Industrial Center	360		L(24),GRTR 1% or YM(32),O(4)	Fee	5	0
17	WFB	South Creek Retail	360		L(25),D(91),O(4)	Fee	5	0
21	WFB	Hampton Inn Suites Ontario	358		L(26),D(90),O(4)	Fee	5	0
22	WFB	Mission Bay Self Storage	360		L(26),D(90),O(4)	Fee	5	0
26	WFB	Sequoia Center Building 1400	360		L(25),D(90),O(5)	Fee	5	0
28	WFB	Seminole Orange Plaza Center	360		L(27),D(89),O(4)	Fee	5	0
33	WFB	Hampton Inn Carmel, IN	298		L(26),D(90),O(4)	Fee	5	0
34	WFB	San Bernardino Marketplace	360		L(26),D(90),O(4)	Fee	5	40,188
40	WFB	215 South Center Street & 210 East Third Street	358		L(26),D(90),O(4)	Fee	5	0
41	WFB	Carson Building	359		L(25),D(91),O(4)	Fee	5	0
43	WFB	Hy-Vee Waterloo	358		L(26),D(90),O(4)	Fee	5	0
58	WFB	Towne Storage-South Jordan	360		L(26),GRTR 1% or YM(90),O(4)	Fee	5	0
65	WFB	Emerson Plaza	358		L(26),D(90),O(4)	Fee	5	0
72	WFB	Arlington Square-MI	358		L(26),D(90),O(4)	Fee	5	0
74	WFB	Fort Totten Apartments	239		L(25),D(91),O(4)	Fee	5	0
80	WFB	Rankin Industrial Buildings	358		L(26),D(90),O(4)	Fee	5	0
84	WFB	Stonebrook Place Shopping Center	360		L(27),D(89),O(4)	Fee	5	0
86	WFB	Spring Hill Office II	360		L(25),D(91),O(4)	Fee	5	0
88	WFB	M&M MHP	359		L(25),D(91),O(4)	Fee	5	0
89	WFB	343 King Street	359		L(25),D(91),O(4)	Fee	5	0
93	WFB	3123 Fire Road	298		L(26),D(90),O(4)	Fee	5	0

EXH. A-4

Wells Fargo Commercial Mortgage Trust 2016-C32
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Tax Escrow (Initial)	Monthly Tax Escrow ($)	Tax Escrow - Cash or LoC	Tax Escrow - LoC Counterparty	Insurance Escrow (Initial)	Monthly Insurance Escrow ($)
1	WFB	North Dallas Retail Portfolio	154,383	154,383	Cash		0	0
1.01	WFB	Heritage Heights
1.02	WFB	The Highlands
1.03	WFB	Josey Oaks Crossing
1.04	WFB	Hunter’s Glen Crossing
1.05	WFB	Flower Mound Crossing
1.06	WFB	Park West Plaza
1.07	WFB	Cross Timbers Court
1.08	WFB	14th Street Market
3	WFB	Technology Station	84,726	28,242	Cash		0	0
4	WFB	Chicago Industrial Portfolio I	756,506	139,208	Cash		0	0
4.01	WFB	3211 Oak Grove Avenue
4.02	WFB	8100 South 77th Avenue
4.03	WFB	2701 South Western Avenue
4.04	WFB	1560 Frontenac Road
4.05	WFB	2785 Algonquin Road
4.06	WFB	951 Corporate Grove Drive
4.07	WFB	1225-1229 Lakeside Drive
4.08	WFB	733-747 Kimberly Drive
4.09	WFB	12500 Lombard Lane
4.10	WFB	2500-2518 Wisconsin Avenue
4.11	WFB	2460-2478 Wisconsin Avenue
4.12	WFB	2095-2105 Hammond Drive
4.13	WFB	877 North Larch Avenue
4.14	WFB	2011 Swanson Court
4.15	WFB	3705 Stern Avenue
4.16	WFB	5727 95th Avenue
4.17	WFB	420 West Wrightwood Avenue
4.18	WFB	1463 Lunt Avenue
5	WFB	Preferred Freezer - Newark	0	0	NAP		0	0
6	WFB	10 South LaSalle Street	2,803,392	467,233	Cash		0	0
9	WFB	Cottonwood Shopping Center	36,312	18,156	Cash		0	0
10	WFB	PRA Health Sciences	0	0	NAP		0	0
12	WFB	Northline Industrial Center	36,011	32,647	Cash		30,777	4,396
17	WFB	South Creek Retail	20,096	10,048	Cash		4,898	2,449
21	WFB	Hampton Inn Suites Ontario	18,224	9,112	Cash		0	0
22	WFB	Mission Bay Self Storage	10,656	10,657	Cash		31,526	4,503
26	WFB	Sequoia Center Building 1400	18,130	18,130	Cash		0	0
28	WFB	Seminole Orange Plaza Center	23,208	1,934	Cash		0	0
33	WFB	Hampton Inn Carmel, IN	16,438	8,218	Cash		0	0
34	WFB	San Bernardino Marketplace	6,315	2,105	Cash		2,795	2,795
40	WFB	215 South Center Street & 210 East Third Street	75,908	10,844	Cash		3,582	1,194
41	WFB	Carson Building	30,428	7,607	Cash		4,122	687
43	WFB	Hy-Vee Waterloo	0	0	NAP		0	0
58	WFB	Towne Storage-South Jordan	8,892	4,446	Cash		227	227
65	WFB	Emerson Plaza	28,740	14,370	Cash		3,512	1,756
72	WFB	Arlington Square-MI	42,420	10,605	Cash		1,151	1,151
74	WFB	Fort Totten Apartments	20,696	5,174	Cash		6,092	3,046
80	WFB	Rankin Industrial Buildings	36,190	5,170	Cash		5,706	1,902
84	WFB	Stonebrook Place Shopping Center	16,194	5,398	Cash		1,517	756
86	WFB	Spring Hill Office II	2,895	2,895	Cash		5,687	517
88	WFB	M&M MHP	1,510	755	Cash		1,100	550
89	WFB	343 King Street	1,776	1,776	Cash		5,823	647
93	WFB	3123 Fire Road	18,879	6,293	Cash		2,964	494

EXH. A-5

Wells Fargo Commercial Mortgage Trust 2016-C32
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Insurance Escrow - Cash or LoC	Insurance Escrow - LoC Counterparty	Upfront Replacement Reserve ($)	Monthly Replacement Reserve ($)(15)	Replacement Reserve Cap ($)	Replacement Reserve Escrow - Cash or LoC
1	WFB	North Dallas Retail Portfolio	NAP		966,100	15,712	0	Cash
1.01	WFB	Heritage Heights
1.02	WFB	The Highlands
1.03	WFB	Josey Oaks Crossing
1.04	WFB	Hunter’s Glen Crossing
1.05	WFB	Flower Mound Crossing
1.06	WFB	Park West Plaza
1.07	WFB	Cross Timbers Court
1.08	WFB	14th Street Market
3	WFB	Technology Station	NAP		0	0	0	NAP
4	WFB	Chicago Industrial Portfolio I	NAP		0	14,557	0	Cash
4.01	WFB	3211 Oak Grove Avenue
4.02	WFB	8100 South 77th Avenue
4.03	WFB	2701 South Western Avenue
4.04	WFB	1560 Frontenac Road
4.05	WFB	2785 Algonquin Road
4.06	WFB	951 Corporate Grove Drive
4.07	WFB	1225-1229 Lakeside Drive
4.08	WFB	733-747 Kimberly Drive
4.09	WFB	12500 Lombard Lane
4.10	WFB	2500-2518 Wisconsin Avenue
4.11	WFB	2460-2478 Wisconsin Avenue
4.12	WFB	2095-2105 Hammond Drive
4.13	WFB	877 North Larch Avenue
4.14	WFB	2011 Swanson Court
4.15	WFB	3705 Stern Avenue
4.16	WFB	5727 95th Avenue
4.17	WFB	420 West Wrightwood Avenue
4.18	WFB	1463 Lunt Avenue
5	WFB	Preferred Freezer - Newark	NAP		0	0	0	NAP
6	WFB	10 South LaSalle Street	NAP		0	16,280	0	Cash
9	WFB	Cottonwood Shopping Center	NAP		0	3,635	87,248	Cash
10	WFB	PRA Health Sciences	NAP		0	0	0	NAP
12	WFB	Northline Industrial Center	Cash		0	26,325	750,000	Cash
17	WFB	South Creek Retail	Cash		0	993	23,836	Cash
21	WFB	Hampton Inn Suites Ontario	NAP		0	12,006	0	Cash
22	WFB	Mission Bay Self Storage	Cash		0	940	0	Cash
26	WFB	Sequoia Center Building 1400	NAP		0	1,200	72,000	Cash
28	WFB	Seminole Orange Plaza Center	NAP		0	245	8,811	Cash
33	WFB	Hampton Inn Carmel, IN	NAP		900,000	11,250	0	Cash
34	WFB	San Bernardino Marketplace	Cash		0	979	23,496	Cash
40	WFB	215 South Center Street & 210 East Third Street	Cash		0	815	0	Cash
41	WFB	Carson Building	Cash		0	478	25,000	Cash
43	WFB	Hy-Vee Waterloo	NAP		0	402	0	Cash
58	WFB	Towne Storage-South Jordan	Cash		0	821	29,556	Cash
65	WFB	Emerson Plaza	Cash		0	1,368	0	Cash
72	WFB	Arlington Square-MI	Cash		0	1,329	25,000	Cash
74	WFB	Fort Totten Apartments	Cash		0	1,750	75,000	Cash
80	WFB	Rankin Industrial Buildings	Cash		0	1,570	0	Cash
84	WFB	Stonebrook Place Shopping Center	Cash		10,000	311	10,000	Cash
86	WFB	Spring Hill Office II	Cash		0	337	20,000	Cash
88	WFB	M&M MHP	Cash		0	217	0	Cash
89	WFB	343 King Street	Cash		0	47	0	Cash
93	WFB	3123 Fire Road	Cash		50,000	223	0	Cash

EXH. A-6

Wells Fargo Commercial Mortgage Trust 2016-C32
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Replacement Reserve Escrow - LoC Counterparty	Upfront TI/LC Reserve ($)	Monthly TI/LC Reserve ($)	TI/LC Reserve Cap ($)	TI/LC Escrow - Cash or LoC	TI/LC Escrow - LoC Counterparty
1	WFB	North Dallas Retail Portfolio		0	0	0	NAP
1.01	WFB	Heritage Heights
1.02	WFB	The Highlands
1.03	WFB	Josey Oaks Crossing
1.04	WFB	Hunter’s Glen Crossing
1.05	WFB	Flower Mound Crossing
1.06	WFB	Park West Plaza
1.07	WFB	Cross Timbers Court
1.08	WFB	14th Street Market
3	WFB	Technology Station		0	0	0	NAP
4	WFB	Chicago Industrial Portfolio I		750,000	30,692	1,600,000	Cash
4.01	WFB	3211 Oak Grove Avenue
4.02	WFB	8100 South 77th Avenue
4.03	WFB	2701 South Western Avenue
4.04	WFB	1560 Frontenac Road
4.05	WFB	2785 Algonquin Road
4.06	WFB	951 Corporate Grove Drive
4.07	WFB	1225-1229 Lakeside Drive
4.08	WFB	733-747 Kimberly Drive
4.09	WFB	12500 Lombard Lane
4.10	WFB	2500-2518 Wisconsin Avenue
4.11	WFB	2460-2478 Wisconsin Avenue
4.12	WFB	2095-2105 Hammond Drive
4.13	WFB	877 North Larch Avenue
4.14	WFB	2011 Swanson Court
4.15	WFB	3705 Stern Avenue
4.16	WFB	5727 95th Avenue
4.17	WFB	420 West Wrightwood Avenue
4.18	WFB	1463 Lunt Avenue
5	WFB	Preferred Freezer - Newark		0	0	0	NAP
6	WFB	10 South LaSalle Street		0	130,238	1,000,000	Cash
9	WFB	Cottonwood Shopping Center		0	9,638	462,600	Cash
10	WFB	PRA Health Sciences		0	0	0	NAP
12	WFB	Northline Industrial Center		0	20,833	750,000	Cash
17	WFB	South Creek Retail		0	6,994	251,781	Cash
21	WFB	Hampton Inn Suites Ontario		0	0	0	NAP
22	WFB	Mission Bay Self Storage		0	0	0	NAP
26	WFB	Sequoia Center Building 1400		0	10,417	0	Cash
28	WFB	Seminole Orange Plaza Center		0	0	0	NAP
33	WFB	Hampton Inn Carmel, IN		0	0	0	NAP
34	WFB	San Bernardino Marketplace		0	3,318	119,448	Cash
40	WFB	215 South Center Street & 210 East Third Street		150,000	4,395	100,000	Cash
41	WFB	Carson Building		59,558	3,899	250,000	Cash
43	WFB	Hy-Vee Waterloo		0	2,083	75,000	Cash
58	WFB	Towne Storage-South Jordan		0	0	0	NAP
65	WFB	Emerson Plaza		0	3,871	160,000	Cash
72	WFB	Arlington Square-MI		0	4,148	125,000	Cash
74	WFB	Fort Totten Apartments		0	0	0	NAP
80	WFB	Rankin Industrial Buildings		50,000	4,008	200,000	Cash
84	WFB	Stonebrook Place Shopping Center		75,000	1,383	75,000	Cash
86	WFB	Spring Hill Office II		25,000	1,356	75,000	Cash
88	WFB	M&M MHP		0	0	0	NAP
89	WFB	343 King Street		0	585	0	Cash
93	WFB	3123 Fire Road		0	1,796	0	Cash

EXH. A-7

Wells Fargo Commercial Mortgage Trust 2016-C32
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Debt Service Escrow (Initial) ($)	Debt Service Escrow (Monthly) ($)	Debt Service Escrow - Cash or LoC	Debt Service Escrow - LoC Counterparty	Other Escrow I Reserve Description	Other Escrow I (Initial) ($)
1	WFB	North Dallas Retail Portfolio	0	0	NAP		Cantina Laredo Reserve	271,703
1.01	WFB	Heritage Heights
1.02	WFB	The Highlands
1.03	WFB	Josey Oaks Crossing
1.04	WFB	Hunter’s Glen Crossing
1.05	WFB	Flower Mound Crossing
1.06	WFB	Park West Plaza
1.07	WFB	Cross Timbers Court
1.08	WFB	14th Street Market
3	WFB	Technology Station	0	0	NAP		NAP	0
4	WFB	Chicago Industrial Portfolio I	0	0	NAP		NAP	0
4.01	WFB	3211 Oak Grove Avenue
4.02	WFB	8100 South 77th Avenue
4.03	WFB	2701 South Western Avenue
4.04	WFB	1560 Frontenac Road
4.05	WFB	2785 Algonquin Road
4.06	WFB	951 Corporate Grove Drive
4.07	WFB	1225-1229 Lakeside Drive
4.08	WFB	733-747 Kimberly Drive
4.09	WFB	12500 Lombard Lane
4.10	WFB	2500-2518 Wisconsin Avenue
4.11	WFB	2460-2478 Wisconsin Avenue
4.12	WFB	2095-2105 Hammond Drive
4.13	WFB	877 North Larch Avenue
4.14	WFB	2011 Swanson Court
4.15	WFB	3705 Stern Avenue
4.16	WFB	5727 95th Avenue
4.17	WFB	420 West Wrightwood Avenue
4.18	WFB	1463 Lunt Avenue
5	WFB	Preferred Freezer - Newark	0	0	NAP		NAP	0
6	WFB	10 South LaSalle Street	0	0	NAP		Rent Concession Reserve	630,218
9	WFB	Cottonwood Shopping Center	0	0	NAP		Office Max Reserve	0
10	WFB	PRA Health Sciences	0	0	NAP		NAP	0
12	WFB	Northline Industrial Center	0	0	NAP		NAP	0
17	WFB	South Creek Retail	0	0	NAP		NAP	0
21	WFB	Hampton Inn Suites Ontario	0	0	NAP		NAP	0
22	WFB	Mission Bay Self Storage	0	0	NAP		NAP	0
26	WFB	Sequoia Center Building 1400	0	0	NAP		First Cal TILC/Rent Reserve	1,931,691
28	WFB	Seminole Orange Plaza Center	0	0	NAP		NAP	0
33	WFB	Hampton Inn Carmel, IN	0	0	NAP		NAP	0
34	WFB	San Bernardino Marketplace	0	0	NAP		NAP	0
40	WFB	215 South Center Street & 210 East Third Street	0	0	NAP		NAP	0
41	WFB	Carson Building	0	0	NAP		Prior Loan Reserve	50,000
43	WFB	Hy-Vee Waterloo	0	0	NAP		NAP	0
58	WFB	Towne Storage-South Jordan	0	0	NAP		NAP	0
65	WFB	Emerson Plaza	0	0	NAP		Planet Fitness Reserve	350,000
72	WFB	Arlington Square-MI	0	0	NAP		NAP	0
74	WFB	Fort Totten Apartments	0	0	NAP		NAP	0
80	WFB	Rankin Industrial Buildings	0	0	NAP		Springing DSCR Reserve	0
84	WFB	Stonebrook Place Shopping Center	0	0	NAP		NAP	0
86	WFB	Spring Hill Office II	0	0	NAP		NAP	0
88	WFB	M&M MHP	0	0	NAP		NAP	0
89	WFB	343 King Street	0	0	NAP		Willy Jay’s Reserve	0
93	WFB	3123 Fire Road	0	0	NAP		NAP	0

EXH. A-8

Wells Fargo Commercial Mortgage Trust 2016-C32
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Other Escrow I (Monthly) ($)(11)(16)	Other Escrow I Cap ($)	Other Escrow I Escrow - Cash or LoC	Other Escrow I - LoC Counterparty	Other Escrow II Reserve Description
1	WFB	North Dallas Retail Portfolio	0	0	Cash		Tenant Specific TILC Reserve
1.01	WFB	Heritage Heights
1.02	WFB	The Highlands
1.03	WFB	Josey Oaks Crossing
1.04	WFB	Hunter’s Glen Crossing
1.05	WFB	Flower Mound Crossing
1.06	WFB	Park West Plaza
1.07	WFB	Cross Timbers Court
1.08	WFB	14th Street Market
3	WFB	Technology Station	0	0	NAP		NAP
4	WFB	Chicago Industrial Portfolio I	0	0	NAP		NAP
4.01	WFB	3211 Oak Grove Avenue
4.02	WFB	8100 South 77th Avenue
4.03	WFB	2701 South Western Avenue
4.04	WFB	1560 Frontenac Road
4.05	WFB	2785 Algonquin Road
4.06	WFB	951 Corporate Grove Drive
4.07	WFB	1225-1229 Lakeside Drive
4.08	WFB	733-747 Kimberly Drive
4.09	WFB	12500 Lombard Lane
4.10	WFB	2500-2518 Wisconsin Avenue
4.11	WFB	2460-2478 Wisconsin Avenue
4.12	WFB	2095-2105 Hammond Drive
4.13	WFB	877 North Larch Avenue
4.14	WFB	2011 Swanson Court
4.15	WFB	3705 Stern Avenue
4.16	WFB	5727 95th Avenue
4.17	WFB	420 West Wrightwood Avenue
4.18	WFB	1463 Lunt Avenue
5	WFB	Preferred Freezer - Newark	0	0	NAP		NAP
6	WFB	10 South LaSalle Street	0	0	Cash		Tenant Specific TILC Reserve
9	WFB	Cottonwood Shopping Center	29,375	352,500	Cash		Parking Lot Repair Reserve
10	WFB	PRA Health Sciences	0	0	NAP		NAP
12	WFB	Northline Industrial Center	0	0	NAP		NAP
17	WFB	South Creek Retail	0	0	NAP		NAP
21	WFB	Hampton Inn Suites Ontario	0	0	NAP		NAP
22	WFB	Mission Bay Self Storage	0	0	NAP		NAP
26	WFB	Sequoia Center Building 1400	0	0	Cash		Enphase TILC Reserve
28	WFB	Seminole Orange Plaza Center	0	0	NAP		NAP
33	WFB	Hampton Inn Carmel, IN	0	0	NAP		NAP
34	WFB	San Bernardino Marketplace	0	0	NAP		NAP
40	WFB	215 South Center Street & 210 East Third Street	0	0	NAP		NAP
41	WFB	Carson Building	0	0	Cash		Panic TILC Reserve
43	WFB	Hy-Vee Waterloo	0	0	NAP		NAP
58	WFB	Towne Storage-South Jordan	0	0	NAP		NAP
65	WFB	Emerson Plaza	0	0	Cash		Roof Replacement / Ollie’s Bargain Outlet and Dairy Queen Reserve
72	WFB	Arlington Square-MI	0	0	NAP		NAP
74	WFB	Fort Totten Apartments	0	0	NAP		NAP
80	WFB	Rankin Industrial Buildings	0	0	NAP		NAP
84	WFB	Stonebrook Place Shopping Center	0	0	NAP		NAP
86	WFB	Spring Hill Office II	0	0	NAP		NAP
88	WFB	M&M MHP	0	0	NAP		NAP
89	WFB	343 King Street	0	0	NAP		NAP
93	WFB	3123 Fire Road	0	0	NAP		NAP

EXH. A-9

Wells Fargo Commercial Mortgage Trust 2016-C32
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Other Escrow II (Initial) ($)	Other Escrow II (Monthly) ($)	Other Escrow II Cap ($)	Other Escrow II Escrow - Cash or LoC	Other Escrow II - LoC Counterparty	Holdback(7)
1	WFB	North Dallas Retail Portfolio	88,000	0	0	Cash
1.01	WFB	Heritage Heights
1.02	WFB	The Highlands
1.03	WFB	Josey Oaks Crossing
1.04	WFB	Hunter’s Glen Crossing
1.05	WFB	Flower Mound Crossing
1.06	WFB	Park West Plaza
1.07	WFB	Cross Timbers Court
1.08	WFB	14th Street Market
3	WFB	Technology Station	0	0	0	NAP
4	WFB	Chicago Industrial Portfolio I	0	0	0	NAP
4.01	WFB	3211 Oak Grove Avenue
4.02	WFB	8100 South 77th Avenue
4.03	WFB	2701 South Western Avenue
4.04	WFB	1560 Frontenac Road
4.05	WFB	2785 Algonquin Road
4.06	WFB	951 Corporate Grove Drive
4.07	WFB	1225-1229 Lakeside Drive
4.08	WFB	733-747 Kimberly Drive
4.09	WFB	12500 Lombard Lane
4.10	WFB	2500-2518 Wisconsin Avenue
4.11	WFB	2460-2478 Wisconsin Avenue
4.12	WFB	2095-2105 Hammond Drive
4.13	WFB	877 North Larch Avenue
4.14	WFB	2011 Swanson Court
4.15	WFB	3705 Stern Avenue
4.16	WFB	5727 95th Avenue
4.17	WFB	420 West Wrightwood Avenue
4.18	WFB	1463 Lunt Avenue
5	WFB	Preferred Freezer - Newark	0	0	0	NAP
6	WFB	10 South LaSalle Street	2,248,889	0	0	Cash
9	WFB	Cottonwood Shopping Center	0	0	0	NAP
10	WFB	PRA Health Sciences	0	0	0	NAP
12	WFB	Northline Industrial Center	0	0	0	NAP
17	WFB	South Creek Retail	0	0	0	NAP
21	WFB	Hampton Inn Suites Ontario	0	0	0	NAP
22	WFB	Mission Bay Self Storage	0	0	0	NAP
26	WFB	Sequoia Center Building 1400	150,000	0	0	Cash
28	WFB	Seminole Orange Plaza Center	0	0	0	NAP
33	WFB	Hampton Inn Carmel, IN	0	0	0	NAP
34	WFB	San Bernardino Marketplace	0	0	0	NAP
40	WFB	215 South Center Street & 210 East Third Street	0	0	0	NAP
41	WFB	Carson Building	64,632	0	0	Cash
43	WFB	Hy-Vee Waterloo	0	0	0	NAP
58	WFB	Towne Storage-South Jordan	0	0	0	NAP
65	WFB	Emerson Plaza	Roof Replacement - $150,000	0	0	Cash
72	WFB	Arlington Square-MI	0	0	0	NAP
74	WFB	Fort Totten Apartments	0	0	0	NAP
80	WFB	Rankin Industrial Buildings	0	0	0	NAP
84	WFB	Stonebrook Place Shopping Center	0	0	0	NAP
86	WFB	Spring Hill Office II	0	0	0	NAP
88	WFB	M&M MHP	0	0	0	NAP
89	WFB	343 King Street	0	0	0	NAP
93	WFB	3123 Fire Road	0	0	0	NAP

EXH. A-10

Wells Fargo Commercial Mortgage Trust 2016-C32
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Secured by LOC (Y/N)	LOC Amount	Type of Lockbox
1	WFB	North Dallas Retail Portfolio	N	NAP	Hard/Springing Cash Management
1.01	WFB	Heritage Heights		0
1.02	WFB	The Highlands		0
1.03	WFB	Josey Oaks Crossing		0
1.04	WFB	Hunter’s Glen Crossing		0
1.05	WFB	Flower Mound Crossing		0
1.06	WFB	Park West Plaza		0
1.07	WFB	Cross Timbers Court		0
1.08	WFB	14th Street Market		0
3	WFB	Technology Station	N	NAP	Springing
4	WFB	Chicago Industrial Portfolio I	N	NAP	Hard/Upfront Cash Management
4.01	WFB	3211 Oak Grove Avenue		0
4.02	WFB	8100 South 77th Avenue		0
4.03	WFB	2701 South Western Avenue		0
4.04	WFB	1560 Frontenac Road		0
4.05	WFB	2785 Algonquin Road		0
4.06	WFB	951 Corporate Grove Drive		0
4.07	WFB	1225-1229 Lakeside Drive		0
4.08	WFB	733-747 Kimberly Drive		0
4.09	WFB	12500 Lombard Lane		0
4.10	WFB	2500-2518 Wisconsin Avenue		0
4.11	WFB	2460-2478 Wisconsin Avenue		0
4.12	WFB	2095-2105 Hammond Drive		0
4.13	WFB	877 North Larch Avenue		0
4.14	WFB	2011 Swanson Court		0
4.15	WFB	3705 Stern Avenue		0
4.16	WFB	5727 95th Avenue		0
4.17	WFB	420 West Wrightwood Avenue		0
4.18	WFB	1463 Lunt Avenue		0
5	WFB	Preferred Freezer - Newark	N	NAP	Hard/Upfront Cash Management
6	WFB	10 South LaSalle Street	N	NAP	Hard/Springing Cash Management
9	WFB	Cottonwood Shopping Center	N	NAP	Springing
10	WFB	PRA Health Sciences	N	NAP	Hard/Upfront Cash Management
12	WFB	Northline Industrial Center	N	NAP	Springing
17	WFB	South Creek Retail	N	NAP	Springing
21	WFB	Hampton Inn Suites Ontario	N	NAP	Springing
22	WFB	Mission Bay Self Storage	N	NAP	Springing
26	WFB	Sequoia Center Building 1400	N	NAP	Springing
28	WFB	Seminole Orange Plaza Center	N	NAP	Springing
33	WFB	Hampton Inn Carmel, IN	N	NAP	None
34	WFB	San Bernardino Marketplace	N	NAP	Springing
40	WFB	215 South Center Street & 210 East Third Street	N	NAP	None
41	WFB	Carson Building	N	NAP	Springing
43	WFB	Hy-Vee Waterloo	N	NAP	Hard/Upfront Cash Management
58	WFB	Towne Storage-South Jordan	N	NAP	None
65	WFB	Emerson Plaza	N	NAP	Springing
72	WFB	Arlington Square-MI	N	NAP	Springing
74	WFB	Fort Totten Apartments	N	NAP	None
80	WFB	Rankin Industrial Buildings	N	NAP	None
84	WFB	Stonebrook Place Shopping Center	N	NAP	Springing
86	WFB	Spring Hill Office II	N	NAP	Springing
88	WFB	M&M MHP	N	NAP	None
89	WFB	343 King Street	N	NAP	None
93	WFB	3123 Fire Road	N	NAP	Springing

EXH. A-11

Wells Fargo Commercial Mortgage Trust 2016-C32
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Borrower Name
1	WFB	North Dallas Retail Portfolio	Josey Oaks TT Owner LLC; HG TT Owner LLC; Heritage Heights TT Owner LLC; Highlands TT Owner LLC; Park West TT Owner LLC; Cross Timbers TT Owner LLC; Flower Mound TT Owner LLC; 14SM TT Owner LLC
1.01	WFB	Heritage Heights
1.02	WFB	The Highlands
1.03	WFB	Josey Oaks Crossing
1.04	WFB	Hunter’s Glen Crossing
1.05	WFB	Flower Mound Crossing
1.06	WFB	Park West Plaza
1.07	WFB	Cross Timbers Court
1.08	WFB	14th Street Market
3	WFB	Technology Station	500 Arguello, LLC
4	WFB	Chicago Industrial Portfolio I	Welbic IV Alsip 12500 LLC; Welbic IV Kenosha 5727 LLC; Welbic IV Elmhurst 420 LLC; Welbic IV Elk Grove 1463 LLC; Welbic IV Gurnee 2011 LLC; Welbic IV Romeoville 1229 LLC; Welbic IV Buffalo Grove 901 LLC; Welbic IV Naperville 1560 LLC; Welbic IV Chicago 2701 LLC; Welbic IV Carol Stream 733 LLC; Welbic IV Elmhurst 877 LLC; Welbic IV St Charles 3705 LLC; Welbic IV Waukegan 3211 LLC; Welbic IV Schaumburg 2095 LLC; Welbic III Bridgeview 8100 LLC; Welbic III Downer Grove 2460 LLC; Welbic III Downer Grove 2500 LLC; Welbic III Rolling Meadows 2785 LLC
4.01	WFB	3211 Oak Grove Avenue
4.02	WFB	8100 South 77th Avenue
4.03	WFB	2701 South Western Avenue
4.04	WFB	1560 Frontenac Road
4.05	WFB	2785 Algonquin Road
4.06	WFB	951 Corporate Grove Drive
4.07	WFB	1225-1229 Lakeside Drive
4.08	WFB	733-747 Kimberly Drive
4.09	WFB	12500 Lombard Lane
4.10	WFB	2500-2518 Wisconsin Avenue
4.11	WFB	2460-2478 Wisconsin Avenue
4.12	WFB	2095-2105 Hammond Drive
4.13	WFB	877 North Larch Avenue
4.14	WFB	2011 Swanson Court
4.15	WFB	3705 Stern Avenue
4.16	WFB	5727 95th Avenue
4.17	WFB	420 West Wrightwood Avenue
4.18	WFB	1463 Lunt Avenue
5	WFB	Preferred Freezer - Newark	Avenue P Venture, LLC; Brody Newark, LLC; Bradley Ind Holding, LLC; Houston Venture Holding, LLC; Kinross Venture Holding, LLC
6	WFB	10 South LaSalle Street	10 South LaSalle Owner LLC
9	WFB	Cottonwood Shopping Center	Gibson-Cottonwood, LLC; Benson-Cottonwood, LLC; Middlemas-Cottonwood, LLC; Speno-Cottonwood, LLC; Lazzarini-Cottonwood, LLC; Hodnefield-Cottonwood, LLC; and Brockhoff-Cottonwood, LLC
10	WFB	PRA Health Sciences	AGNL Science, L.L.C.
12	WFB	Northline Industrial Center	Romulus Huron River Drive LLC; Holdings Romulus, LLC
17	WFB	South Creek Retail	Alves South Creek, LLC
21	WFB	Hampton Inn Suites Ontario	I O W, LLC
22	WFB	Mission Bay Self Storage	HR-441, Ltd.
26	WFB	Sequoia Center Building 1400	Sequoia 1400 North McDowell LLC
28	WFB	Seminole Orange Plaza Center	Pacific WAG-Loxa LLC
33	WFB	Hampton Inn Carmel, IN	North Meridian Carmel Hotel, L.P.
34	WFB	San Bernardino Marketplace	Westmar I Super LLC
40	WFB	215 South Center Street & 210 East Third Street	Corp. One Property Company LLC; CSV Property Company LLC
41	WFB	Carson Building	A&M Carson, LLC
43	WFB	Hy-Vee Waterloo	HV Waterloo LLC
58	WFB	Towne Storage-South Jordan	Towne Storage South Jordan, L.C.
65	WFB	Emerson Plaza	5201 East Thompson LLC
72	WFB	Arlington Square-MI	Arlington Square Properties LLC
74	WFB	Fort Totten Apartments	Fort Totten Apartments, LLC
80	WFB	Rankin Industrial Buildings	Rankin Park L.C.
84	WFB	Stonebrook Place Shopping Center	Bolingbrook Shopping Center LLC
86	WFB	Spring Hill Office II	Springhill BP II, LLC
88	WFB	M&M MHP	M&M MHP LLC
89	WFB	343 King Street	343 King Properties, LLC
93	WFB	3123 Fire Road	Fireton Development Associates, LLC

EXH. A-12

Wells Fargo Commercial Mortgage Trust 2016-C32
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Sponsor Name	Servicing Fee Rate
1	WFB	North Dallas Retail Portfolio	Annaly Commercial Real Estate Group, Inc.	0.0050%
1.01	WFB	Heritage Heights
1.02	WFB	The Highlands
1.03	WFB	Josey Oaks Crossing
1.04	WFB	Hunter’s Glen Crossing
1.05	WFB	Flower Mound Crossing
1.06	WFB	Park West Plaza
1.07	WFB	Cross Timbers Court
1.08	WFB	14th Street Market
3	WFB	Technology Station	Edward D. Storm, individually and as trustee of the Edward D. Storm 2001 Revocable Trust; Derek J. Hunter, Jr., individually and as trustee of the Hunter 1988 Revocable Trust	0.0050%
4	WFB	Chicago Industrial Portfolio I	George J. Cibula, Jr.; Matthew Lewandowski	0.0050%
4.01	WFB	3211 Oak Grove Avenue
4.02	WFB	8100 South 77th Avenue
4.03	WFB	2701 South Western Avenue
4.04	WFB	1560 Frontenac Road
4.05	WFB	2785 Algonquin Road
4.06	WFB	951 Corporate Grove Drive
4.07	WFB	1225-1229 Lakeside Drive
4.08	WFB	733-747 Kimberly Drive
4.09	WFB	12500 Lombard Lane
4.10	WFB	2500-2518 Wisconsin Avenue
4.11	WFB	2460-2478 Wisconsin Avenue
4.12	WFB	2095-2105 Hammond Drive
4.13	WFB	877 North Larch Avenue
4.14	WFB	2011 Swanson Court
4.15	WFB	3705 Stern Avenue
4.16	WFB	5727 95th Avenue
4.17	WFB	420 West Wrightwood Avenue
4.18	WFB	1463 Lunt Avenue
5	WFB	Preferred Freezer - Newark	Sherwin Jarol	0.0050%
6	WFB	10 South LaSalle Street	Jeffrey Feil	0.0025%
9	WFB	Cottonwood Shopping Center	G. Drew Gibson; David P. Middlemas; William T. Benson; Steven G. Speno; David P. Lazzarini; Phyllis A. Lazzarini; Sherri J. Hodnefield; Kimberly L. Faris; Ron S. Brockhoff	0.0050%
10	WFB	PRA Health Sciences	AG Net Lease III Corp.; AG Net Lease III (SO) Corp.	0.0050%
12	WFB	Northline Industrial Center	Christopher Semarjian; Stuart Lichter	0.0325%
17	WFB	South Creek Retail	Belmida Alves; Gary G. Gillmor individually and as trustee of the Gary G. Gillmor 1995 Revocable Trust	0.0050%
21	WFB	Hampton Inn Suites Ontario	Ock Ja Won; Il Sung Won	0.0050%
22	WFB	Mission Bay Self Storage	Kimberly Rosemurgy	0.0050%
26	WFB	Sequoia Center Building 1400	Matthew T. White individually and as trustee of the Matthew White Family Trust	0.0050%
28	WFB	Seminole Orange Plaza Center	David Rosen; Harvey Rosen	0.0425%
33	WFB	Hampton Inn Carmel, IN	Greg Schahet	0.0050%
34	WFB	San Bernardino Marketplace	Richard L. Martin; Richard L. Martin Trust	0.0050%
40	WFB	215 South Center Street & 210 East Third Street	Sheri L. Nahat; Richard N. Mark; William Wenk; Christine Mark; Sheri L. Nahat Trust	0.0625%
41	WFB	Carson Building	Alvarez & Marshal, Inc.	0.0050%
43	WFB	Hy-Vee Waterloo	Howard Ruskin	0.0050%
58	WFB	Towne Storage-South Jordan	Gary R. Free; James L. McQueen; Brent Clark; John Holman	0.0050%
65	WFB	Emerson Plaza	Jonathan Gutwein	0.0050%
72	WFB	Arlington Square-MI	Nadim Ajlouny; Joseph Ajlouny	0.0725%
74	WFB	Fort Totten Apartments	Carol Jean Gesell; Adriene Diane Ives; Edwin David Warner	0.0050%
80	WFB	Rankin Industrial Buildings	Essel W. Bailey, Jr.; Fred J. Fechheimer	0.0050%
84	WFB	Stonebrook Place Shopping Center	David Lasky; Scott Inbinder; Thomas Herz	0.0050%
86	WFB	Spring Hill Office II	Christopher P. D’Agostino; Adam D. Riggs; Bryan J. D’Agostino; Christopher W. Ewing; George I. Lindahl; Joe D. Newcomb	0.0825%
88	WFB	M&M MHP	Henry A. Keith, II; Jane P. Keith	0.0550%
89	WFB	343 King Street	Edward Fienning; Mary Alice Fienning	0.0625%
93	WFB	3123 Fire Road	Louis B. Rappaport; David Kasoff	0.0050%

EXH. A-13

EXHIBIT B-1

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOAN SELLER

The Mortgage Loan Seller hereby represents and warrants that, as of the Closing Date:

(a)          The Mortgage Loan Seller is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America.

(b)          The Mortgage Loan Seller’s execution and delivery of, performance under, and compliance with this Agreement, will not violate the Mortgage Loan Seller’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Mortgage Loan Seller, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(c)          The Mortgage Loan Seller has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(d)          This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium, liquidation, conservatorship and other laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations.

(e)          The Mortgage Loan Seller is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(f)          No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Mortgage Loan Seller of the transactions contemplated herein, except for (A) those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and

Exh. B-1-1

recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

(g)          No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Mortgage Loan Seller’s knowledge, threatened against the Mortgage Loan Seller that, if determined adversely to the Mortgage Loan Seller, would prohibit the Mortgage Loan Seller from entering into this Agreement or that, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(h)          The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

(i)          The Mortgage Loan Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

(j)          The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage Loans to the Purchaser, as contemplated herein.

(k)          After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Mortgage Loan Seller’s assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Mortgage Loan Seller’s debts and obligations, including contingent and unliquidated debts and obligations of the Mortgage Loan Seller, and the Mortgage Loan Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

(l)          The Mortgage Loan Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

(m)          No proceedings looking toward liquidation, dissolution or bankruptcy of the Mortgage Loan Seller are pending or contemplated.

(n)          The principal place of business and chief executive office of the Mortgage Loan Seller is located in the State of California.

(o)          The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for such Mortgage Loans.

Exh. B-1-2

EXHIBIT B-2

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

The Purchaser hereby represents and warrants that, as of the Closing Date:

(a)          The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina.

(b)          The Purchaser’s execution and delivery of, performance under, and compliance with this Agreement, will not violate the Purchaser’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Purchaser, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

(c)          This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(d)          No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Purchaser’s knowledge, threatened against the Purchaser that, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or that, in the Purchaser’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement.

(e)          The Purchaser has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(f)          The Purchaser is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

(g)          The Purchaser (A) prepared one or more reports on Form ABS-15G (each, a “Form 15G”) containing the findings and conclusions of the Accountants’ Due Diligence Report and meeting the requirements of that Form 15G, Rule 15Ga-2, and any other rules and regulations of the Commission and the Exchange Act; (B) provided a

Exh. B-2-1

copy of the final draft of each such Form 15G to WFS at least six (6) business days before the first sale in the offering contemplated by the Prospectus and Private Placement Memorandum; and (C) furnished each such Form 15G to the Commission on EDGAR at least five (5) business days before the first sale in the offering contemplated by the Prospectus and Private Placement Memorandum as required by Rule 15Ga-2.

Exh. B-2-2

EXHIBIT C

MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

For purposes of this Exhibit C, the phrase “the Mortgage Loan Seller’s knowledge” and other words and phrases of like import shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Mortgage Loan Seller, its officers and employees responsible for the underwriting, origination, servicing or sale of the Mortgage Loans regarding the matters expressly set forth below in each case without having conducted any independent inquiry into such matters and without any obligation to have done so (except (i) having sent to the servicers servicing the Mortgage Loans on behalf of the Mortgage Loan Seller, if any, specific inquiries regarding the matters referred to and (ii) as expressly set forth herein). All information contained in documents which are part of or required to be part of a Mortgage File, as specified in the Pooling and Servicing Agreement (to the extent such documents exist) shall be deemed within the Mortgage Loan Seller’s knowledge.

The Mortgage Loan Seller hereby represents and warrants that, as of the date herein below specified or, if no such date is specified, as of the Closing Date, except with respect to the Exceptions described on Schedule C to this Agreement.

1.          Complete Mortgage File. With respect to each Mortgage Loan, to the extent that the failure to deliver the same would constitute a “Material Defect” in the Pooling and Servicing Agreement and/or Mortgage Loan Purchase Agreement, (i) a copy of the Mortgage File for each Mortgage Loan and (ii) originals or copies of all financial statements, appraisals, environmental reports, engineering reports, seismic assessment reports, leases, rent rolls, Insurance Policies and certificates, legal opinions and tenant estoppels in the possession or under the control of such Mortgage Loan Seller that relate to such Mortgage Loan, will be or have been delivered to the applicable Master Servicer with respect to each Mortgage Loan by the deadlines set forth in the Pooling and Servicing Agreement and/or Mortgage Loan Purchase Agreement. For the avoidance of doubt, the Mortgage Loan Seller shall not be required to deliver any attorney-client privileged communication, draft documents or any documents or materials prepared by it or its Affiliates for internal uses, including without limitation, credit committee briefs or memoranda and other internal approval documents.

2.          Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. At the time of the sale, transfer and assignment to the Depositor, no Mortgage Note or Mortgage was subject to any assignment (other than assignments to the Mortgage Loan Seller), participation or pledge, and the Mortgage Loan Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any and all liens, charges, pledges, encumbrances, participations, any other ownership interests and other interests on, in or to such Mortgage Loan other than any servicing rights appointment, subservicing or similar agreement. The Mortgage Loan Seller has full right and authority to sell, assign and transfer each Mortgage Loan, and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan.

Exh. C-1

3.          Loan Document Status. Each related Mortgage Note, Mortgage, Assignment of Leases (if a separate instrument), guaranty and other agreement executed by or on behalf of the related Mortgagor, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law and except that certain provisions in such Mortgage Loan documents (including, without limitation, provisions requiring the payment of default interest, late fees or Prepayment Premium/Yield Maintenance Charge) may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth above) such limitations or unenforceability will not render such Mortgage Loan documents invalid as a whole or materially interfere with the Mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (i) and (ii) collectively, the “Standard Qualifications”).

Except as set forth in the immediately preceding sentence, there is no valid offset, defense, counterclaim or right of rescission available to the related Mortgagor with respect to any of the related Mortgage Notes, Mortgages or other Mortgage Loan documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by Mortgage Loan Seller in connection with the origination of the Mortgage Loan, that would deny the Mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other Mortgage Loan documents.

4.          Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan, together with applicable state law, contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure subject to the limitations set forth in the Standard Qualifications.

5.          Hospitality Provisions. The Mortgage Loan documents for each Mortgage Loan that is secured by a hospitality property operated pursuant to a franchise or license agreement includes an executed comfort letter or similar agreement signed by the related Mortgagor and franchisor or licensor of such property that, subject to the applicable terms of such franchise or license agreement and comfort letter or similar agreement, is enforceable by the Trust against such franchisor or licensor either (A) directly or as an assignee of the originator, or (B) upon the Mortgage Loan Seller’s or its designee’s providing notice of the transfer of the Mortgage Loan to the Trust in accordance with the terms of such executed comfort letter or similar agreement, which the Mortgage Loan Seller or its designee shall provide, or if neither (A) nor (B) is applicable, the Mortgage Loan Seller or its designee shall apply for, on the Trust’s behalf, a new comfort letter or similar agreement as of the Closing Date. The Mortgage or related security agreement for each Mortgage Loan secured by a hospitality property creates a security interest in the revenues of such property for which a UCC financing statement has been filed in the appropriate filing office. For the avoidance of doubt, no

Exh. C-2

representation is made as to the perfection of any security interest in revenues to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required to effect such perfection.

6.          Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Mortgage File or as otherwise provided in the related Mortgage Loan documents (a) the material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty and related Mortgage Loan documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of the remaining portion of such Mortgaged Property; and (c) neither Mortgagor nor guarantor has been released from its material obligations under the Mortgage Loan. With respect to each Mortgage Loan, except as contained in a written document included in the Mortgage File, there have been no modifications, amendments or waivers, that could be reasonably expected to have a material adverse effect on such Mortgage Loan consented to by the Mortgage Loan Seller on or after the Cut-off Date.

7.          Lien; Valid Assignment. Subject to the Standard Qualifications, each endorsement or assignment of Mortgage and assignment of Assignment of Leases from the Mortgage Loan Seller or its Affiliate is in recordable form (but for the insertion of the name of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller) and constitutes a legal, valid and binding endorsement or assignment from the Mortgage Loan Seller, or its Affiliate, as applicable. Each related Mortgage and Assignment of Leases is freely assignable without the consent of the related Mortgagor. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgagor’s fee (or if identified on the Mortgage Loan Schedule, leasehold) interest in the Mortgaged Property in the principal amount of such Mortgage Loan or allocated loan amount (subject only to Permitted Encumbrances (as defined below) and the exceptions to paragraph 8 below (each such exception, a “Title Exception”)), except as the enforcement thereof may be limited by the Standard Qualifications. Such Mortgaged Property (subject to Permitted Encumbrances and Title Exceptions) as of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, is free and clear of any recorded mechanics’ or materialmen’s liens and other recorded encumbrances, and as of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, no rights exist which under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by the applicable Title Policy (as described below). Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on property described therein subject to the Permitted Encumbrances and Title Exceptions, except as such enforcement may be limited by Standard Qualifications, subject to the limitations described in paragraph 11 below. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required to effect such perfection.

Exh. C-3

8.          Permitted Liens; Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy or a “marked up” commitment, in each case with escrow instructions and binding on the title insurer) (the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage Loan secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage, which lien is subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record specifically identified in the Title Policy; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) if the related Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group, and (g) condominium declarations of record and identified in such Title Policy, provided that none of clauses (a) through (g), individually or in the aggregate, materially interferes with the current marketability or principal use of the Mortgaged Property, the security intended to be provided by such Mortgage, or the current ability of the related Mortgaged Property to generate net cash flow sufficient to service the related Mortgage Loan or the Mortgagor’s ability to pay its obligations when they become due (collectively, the “Permitted Encumbrances”). For purposes of clause (a) of the immediately preceding sentence, any such taxes, assessments and other charges shall not be considered due and payable until the date on which interest and/or penalties would be payable thereon. Except as contemplated by clause (f) of the second preceding sentence none of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by the Mortgage Loan Seller thereunder and no claims have been paid thereunder. Neither the Mortgage Loan Seller, nor to the Mortgage Loan Seller’s knowledge, any other holder of the Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Each Title Policy contains no exclusion for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such affirmative insurance is not available in which case such exclusion may exist), (a) that the Mortgaged Property shown on the survey is the same as the property legally described in the Mortgage and (b) to the extent that the Mortgaged Property consists of two or more adjoining parcels, such parcels are contiguous.

9.          Junior Liens. It being understood that B notes secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, except for any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, as of the Cut-off Date there are no subordinate mortgages or junior mortgage liens encumbering the related Mortgaged Property other than Permitted Encumbrances. The Mortgage Loan Seller has no knowledge of any mezzanine debt secured directly by interests in the related Mortgagor other than as set forth on Exhibit C-32-1.

Exh. C-4

10.          Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases (either as a separate instrument or incorporated into the related Mortgage). Subject to the Permitted Encumbrances and Title Exceptions, each related Assignment of Leases creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Standard Qualifications. The related Mortgage or related Assignment of Leases, subject to applicable law and the Standard Qualifications, provides that, upon an event of default under the Mortgage Loan, a receiver may be appointed for the collection of rents or for the related Mortgagee to enter into possession to collect the rents or for rents to be paid directly to the Mortgagee.

11.          Financing Statements. Subject to the Standard Qualifications, each Mortgage Loan or related security agreement establishes a valid security interest in, and a UCC-1 financing statement has been filed and/or recorded (or, in the case of fixtures, the Mortgage constitutes a fixture filing) in all places necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in, the personal property (creation and perfection of which is governed by the UCC) owned by Mortgagor and necessary to operate such Mortgaged Property in its current use other than (1) non-material personal property, (2) personal property subject to purchase money security interests and (3) personal property that is leased equipment. Each UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each UCC-3 assignment, if any, filed with respect to such financing statement was in suitable form for filing in the filing office in which such financing statement was filed. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required to effect such perfection.

12.          Condition of Property. The Mortgage Loan Seller or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within six months of origination of the Mortgage Loan and within twelve months of the Cut-off Date.

An engineering report or property condition assessment was prepared by a third party engineering consultant in connection with the origination of each Mortgage Loan no more than twelve months prior to the Cut-off Date. To the Mortgage Loan Seller’s knowledge, based solely upon the due diligence customarily performed by the Mortgage Loan Seller in connection with the origination of similar commercial and multifamily loans intended for securitization, and except as set forth in such engineering report or property condition report or with respect to which repairs were required to be reserved for or made, (a) all major building systems for the improvements of each related Mortgaged Property are in good working order, and (b) each related Mortgaged Property (i) is free of any material damage, and (ii) is in good repair and condition, and (iii) is free of patent and observable structural defects, except, as to all statements in clauses (a) and (b) above, to the extent: (x) any damage or deficiencies would not reasonably be expected to materially and adversely affect the use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage, or repairs with respect to such damage or deficiencies are estimated to not exceed 5% of the original principal balance of the Mortgage

Exh. C-5

Loan; (y) such repairs have been completed; or (z) escrows in an aggregate amount consistent with the standards utilized by the Mortgage Loan Seller in connection with the origination of similar commercial and multifamily loans intended for securitization, which escrows will in all events be in an aggregate amount not less than the estimated cost of such repairs.

To the Mortgage Loan Seller’s knowledge, based on the engineering report or property condition assessment and the Sponsor Diligence (as defined in paragraph 42), there are no issues with the physical condition of the Mortgaged Property that the Mortgage Loan Seller believes would have a material adverse effect on the current marketability or principal use of the Mortgaged Property other than those disclosed in the engineering report or Servicing File and those addressed in sub-clauses (x), (y), and (z) of the preceding sentence.

13.          Taxes and Assessments. As of the date of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, all taxes, governmental assessments and other outstanding governmental charges (including, without limitation, water and sewage charges) due with respect to the Mortgaged Property (excluding any related personal property) securing a Mortgage Loan that is or could become a lien on the related Mortgaged Property that became due and owing prior to the Cut-off Date with respect to each related Mortgaged Property have been paid, or, if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge and reasonably estimated interest and penalties, if any, thereon. For purposes of this representation and warranty, any such taxes, assessments and other charges shall not be considered due and payable until the date on which interest and/or penalties would be payable thereon.

14.          Condemnation. As of the date of origination and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date, there is no proceeding pending and, to the Mortgage Loan Seller’s knowledge as of the date of origination and as of the Cut-off Date, there is no proceeding threatened for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the value, use or operation of the Mortgaged Property.

15.          Actions Concerning Mortgage Loan. To the Mortgage Loan Seller’s knowledge, based on evaluation of the Title Policy (as defined in paragraph 8), an engineering report or property condition assessment as described in paragraph 12, applicable local law compliance materials as described in paragraph 26, the Sponsor Diligence (as defined in paragraph 42), and the ESA (as defined in paragraph 43), as of origination there was no pending or filed action, suit or proceeding, arbitration or governmental investigation involving any Mortgagor, guarantor, or Mortgagor’s interest in the Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) such Mortgagor’s title to the Mortgaged Property, (b) the validity or enforceability of the Mortgage, (c) such Mortgagor’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the current marketability of the Mortgaged Property, (f) the principal benefit of the security intended to be provided by the Mortgage Loan documents, (g) the current ability of the Mortgaged Property to generate net cash flow sufficient to service such Mortgage Loan, or (h) the current principal use of the Mortgaged Property.

Exh. C-6

16.          Escrow Deposits. All escrow deposits and escrow payments currently required to be escrowed with Mortgagee pursuant to each Mortgage Loan (including capital improvements and environmental remediation reserves) are in the possession, or under the control, of the Mortgage Loan Seller or its servicer, and there are no delinquencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required under the related Mortgage Loan documents are being conveyed by the Mortgage Loan Seller to the Depositor or its servicer. Any and all material requirements under the Mortgage Loan as to completion of any material improvements and as to disbursements of any funds escrowed for such purpose, which requirements were to have been complied with on or before the Closing Date, have been complied with in all material respects or the funds so escrowed have not been released unless such release was consistent with the Mortgage Loan Seller’s practices with respect to escrow releases or such released funds were otherwise used for their intended purpose. No other escrow amounts have been released except in accordance with the terms and conditions of the related Mortgage Loan documents.

17.          No Holdbacks. The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs, occupancy, performance or other matters with respect to the related Mortgaged Property, the Mortgagor or other considerations determined by the Mortgage Loan Seller to merit such holdback), and any requirements or conditions to disbursements of any loan proceeds held in escrow have been satisfied with respect to any disbursement of any such escrow fund.

18.          Insurance. Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Mortgage Loan documents and having a claims-paying or financial strength rating of at least “A-:VIII” (for a Mortgage Loan with a principal balance below $35 million) and “A:VIII” (for a Mortgage Loan with a principal balance of $35 million or more) from A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” from Standard & Poor’s Ratings Services (collectively the “Insurance Rating Requirements”), in an amount (subject to customary deductibles) not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by Mortgagor included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.

Each related Mortgaged Property is also covered, and required to be covered pursuant to the related Mortgage Loan documents, by business interruption or rental loss insurance (except where an applicable tenant lease does not permit the tenant to abate rent under any circumstances), which (i) covers a period of not less than 12 months (or with respect to each Mortgage Loan with a principal balance of $35 million or more, 18 months), or a specified dollar amount which, in the reasonable judgment of the Mortgage Loan Seller, will cover no less than

Exh. C-7

12 months (18 months for Mortgage Loans with a principal balance of $35 million or more) of rental income; (ii) for a Mortgage Loan with a principal balance of $50 million or more contains a 180 day “extended period of indemnity”; and (iii) covers the actual loss sustained during the time period, or up to the specified dollar amount, set forth in clause (i) above.

If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the related Mortgagor is required to maintain insurance in the maximum amount available under the National Flood Insurance Program, plus such additional excess flood coverage in an amount as is generally required by the Mortgage Loan Seller for similar commercial and multifamily loans intended for securitization.

If windstorm and/or windstorm related perils and/or “named storms” are excluded from the primary property damage insurance policy the Mortgaged Property is insured by a separate windstorm insurance policy issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms, in an amount not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor and included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property by an insurer meeting the Insurance Rating Requirements.

The Mortgaged Property is covered, and required to be covered pursuant to the related Mortgage Loan documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including broad-form coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by the Mortgage Loan Seller for similar commercial and multifamily loans intended for securitization, and in any event not less than $1 million per occurrence and $2 million in the aggregate.

An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the seismic condition of such property, for the sole purpose of assessing the probable maximum loss or scenario expected loss (“PML”) for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475-year return period, which correlates to a 10% probability of exceedance in an exposure period of 50 years. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least “A:VIII” by A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” by Standard & Poor’s Ratings Services in an amount not less than 100% of the PML.

The Mortgage Loan documents require insurance proceeds in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related Mortgaged Property, with respect to all property losses in excess of 5% of the then-outstanding

Exh. C-8

principal amount of the related Mortgage Loan, the Mortgagee (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon.

All premiums on all insurance policies referred to in this section that are required by the Mortgage Loan documents to be paid as of the Cut-off Date have been paid, and such insurance policies name the Mortgagee under the Mortgage Loan and its successors and assigns as a loss payee under a mortgagee endorsement clause or, in the case of the general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of the trustee. Each related Mortgage Loan obligates the related Mortgagor to maintain all such insurance and, at such Mortgagor’s failure to do so, authorizes the Mortgagee to maintain such insurance at the Mortgagor’s cost and expense and to charge such Mortgagor for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the Mortgagee of termination or cancellation arising because of nonpayment of a premium and at least 30 days’ prior notice to the Mortgagee of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by the Mortgage Loan Seller.

19.          Access; Utilities; Separate Tax Parcels. Based solely on evaluation of the Title Policy (as defined in paragraph 8) and survey, if any, an engineering report or property condition assessment as described in paragraph 12, applicable local law compliance materials as described in paragraph 26, the Sponsor Diligence (as defined in paragraph 42), and the ESA (as defined in paragraph 43), each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has permanent access from a recorded easement or right of way permitting ingress and egress to/from a public road, (b) is served by or has access rights to public or private water and sewer (or well and septic) and other utilities necessary for the current use of the Mortgaged Property, all of which are adequate for the current use of the Mortgaged Property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of the Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Mortgaged Property, or in certain cases, an application has been made or is required to be made to the applicable governing authority for creation of separate tax parcels (or the Mortgage Loan documents so require such application in the future), in which case the Mortgage Loan requires the Mortgagor to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged Property is a part until the separate tax parcels are created.

20.          No Encroachments. To the Mortgage Loan Seller’s knowledge based solely on surveys obtained in connection with origination and the Title Policy obtained in connection with the origination of each Mortgage Loan, and except for encroachments that do not materially and adversely affect the current marketability or principal use of the Mortgaged Property: (a) all material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property, except for encroachments that are insured against by the applicable Title Policy; (b) no material improvements on adjoining parcels encroach onto the related Mortgaged Property except for

Exh. C-9

encroachments that are insured against by the applicable Title Policy; and (c) no material improvements encroach upon any easements except for encroachments that are insured against by the applicable Title Policy.

21.          No Contingent Interest or Equity Participation. No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature (except that an ARD Loan may provide for the accrual of the portion of interest in excess of the rate in effect prior to the Anticipated Repayment Date) or an equity participation by the Mortgage Loan Seller.

22.          REMIC. The Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but determined without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), and, accordingly, (A) the issue price of the Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and (B) either: (a) such Mortgage Loan is secured by an interest in real property (including buildings and structural components thereof, but excluding personal property) having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the adjusted issue price of the Mortgage Loan (together with any related Pari Passu Companion Loans) on such date or (ii) at the Closing Date at least equal to 80% of the adjusted issue price of the Mortgage Loan (together with any related Pari Passu Companion Loans) on such date, provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan; or (b) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third-party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (B)(a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause (B)(a)(ii), including the proviso thereto. Any Prepayment Premium and Yield Maintenance Charges applicable to the Mortgage Loan constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G-1(b)(2). All terms used in this paragraph shall have the same meanings as set forth in the related Treasury Regulations.

23.          Compliance with Usury Laws. The mortgage rate (exclusive of any default interest, late charges, Yield Maintenance Charge or Prepayment Premium) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

24.          Authorized to do Business. To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan by the Trust.

Exh. C-10

25.          Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related Mortgagee, and, except in connection with a trustee’s sale after a default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan, no fees are payable to such trustee except for de minimis fees paid.

26.          Local Law Compliance. To the Mortgage Loan Seller’s knowledge, based upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, a survey, or other affirmative investigation of local law compliance consistent with the investigation conducted by the Mortgage Loan Seller for similar commercial and multifamily mortgage loans intended for securitization, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable laws, zoning ordinances, rules, covenants, and restrictions (collectively “Zoning Regulations”) governing the occupancy, use, and operation of such Mortgaged Property or constitute a legal non-conforming use or structure and any non-conformity with zoning laws constitutes a legal non-conforming use or structure which does not materially and adversely affect the use, operation or value of such Mortgaged Property. In the event of casualty or destruction, (a) the Mortgaged Property may be restored or repaired to the full extent necessary to maintain the use of the structure immediately prior to such casualty or destruction, (b) law and ordinance insurance coverage has been obtained for the Mortgaged Property in amounts customarily required by the Mortgage Loan Seller for similar commercial and multifamily loans intended for securitization, or (c) the inability to restore the Mortgaged Property to the full extent of the use or structure immediately prior to the casualty would not materially and adversely affect the use or operation of such Mortgaged Property.

27.          Licenses and Permits. Each Mortgagor covenants in the Mortgage Loan documents that it shall keep all material licenses, permits, franchises, certificates of occupancy and applicable governmental approvals necessary for the operation of the Mortgaged Property in full force and effect, and to the Mortgage Loan Seller’s knowledge based upon any of a letter from any government authorities, zoning consultant’s report or other affirmative investigation of local law compliance consistent with the investigation conducted by the Mortgage Loan Seller for similar commercial and multifamily mortgage loans intended for securitization; all such material licenses, permits, franchises, certificates of occupancy and applicable governmental approvals are in effect or the failure to obtain or maintain such material licenses, permits, franchises or certificates of occupancy and applicable governmental approvals does not materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan. The Mortgage Loan requires the related Mortgagor to be qualified to do business in the jurisdiction in which the related Mortgaged Property is located and for the Mortgagor and the Mortgaged Property to be in compliance in all material respects with all regulations, zoning and building laws.

28.          Recourse Obligations. The Mortgage Loan documents for each Mortgage Loan (a) provide that such Mortgage Loan becomes full recourse to the Mortgagor and guarantor

Exh. C-11

(which is a natural person or persons, or an entity or entities distinct from the Mortgagor (but may be affiliated with the Mortgagor) that collectively, as of the date of origination of the related Mortgage Loan, have assets other than equity in the related Mortgaged Property that are not de minimis) in any of the following events (or negotiated provisions of substantially similar effect): (i) if any petition for bankruptcy, insolvency, dissolution or liquidation pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by, consented to, or acquiesced in by, the Mortgagor; (ii) Mortgagor or guarantor shall have solicited or caused to be solicited petitioning creditors to cause an involuntary bankruptcy filing with respect to the Mortgagor or (iii) transfers of either the Mortgaged Property or controlling equity interests in Mortgagor made in violation of the Mortgage Loan documents; and (b) contains provisions for recourse against the Mortgagor and guarantor (which is a natural person or persons, or an entity or entities distinct from the Mortgagor (but may be affiliated with the Mortgagor) that collectively, as of the date of origination of the related Mortgage Loan, have assets other than equity in the related Mortgaged Property that are not de minimis), for losses and damages resulting from the following (or negotiated provisions of substantially similar effect): (i) Mortgagor’s misappropriation of rents after an event of default, security deposits, insurance proceeds, or condemnation awards; (ii) Mortgagor’s fraud or intentional misrepresentation; (iii) criminal acts by the Mortgagor or guarantor resulting in the seizure or forfeiture of all or part of the Mortgaged Property; (iv) breaches of the environmental covenants in the Mortgage Loan documents; or (v) Mortgagor’s commission of material physical waste at the Mortgaged Property.

29.          Mortgage Releases. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment, or partial defeasance (as described in paragraph 34) of not less than a specified percentage at least equal to 110% of the related allocated loan amount of such portion of the Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon a Defeasance (defined in paragraph 34 below), (d) releases of out-parcels that are unimproved or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the Mortgaged Property and which were not afforded any value in the appraisal obtained at the origination of the Mortgage Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (e) as required pursuant to an order of condemnation. With respect to any partial release under the preceding clauses (a) or (d), either: (x) such release of collateral (i) would not constitute a “significant modification” of the subject Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2) and (ii) would not cause the subject Mortgage Loan to fail to be a “qualified mortgage” within the meaning of Section 860G(a)(3)(A) of the Code; or (y) the Mortgagee or servicer can, in accordance with the related Mortgage Loan documents, condition such release of collateral on the related Mortgagor’s delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (x). For purposes of the preceding clause (x), if the fair market value of the real property constituting such Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) after the release is not equal to at least 80% of the principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans) outstanding after the release, the Mortgagor is required to make a payment of principal in an amount not less than the amount required by the REMIC Provisions.

Exh. C-12

In the case of any Mortgage Loan, in the event of a taking of any portion of a Mortgaged Property by a State or any political subdivision or authority thereof, whether by legal proceeding or by agreement, the Mortgagor can be required to pay down the principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans) in an amount not less than the amount required by the REMIC Provisions and, to such extent, the award from any such taking may not be required to be applied to the restoration of the Mortgaged Property or released to the Mortgagor, if, immediately after the release of such portion of the Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) is not equal to at least 80% of the remaining principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans).

No such Mortgage Loan that is secured by more than one Mortgaged Property or that is cross-collateralized with another Mortgage Loan permits the release of cross-collateralization of the related Mortgaged Properties or a portion thereof, including due to a partial condemnation, other than in compliance with the REMIC Provisions.

30.          Financial Reporting and Rent Rolls. Each Mortgage Loan requires the Mortgagor to provide the owner or holder of the Mortgage Loan with (a) quarterly (other than for single-tenant properties) and annual operating statements, (b) quarterly (other than for single-tenant properties) rent rolls (or maintenance schedules in the case of Mortgage Loans secured by residential cooperative properties) for properties that have any individual lease which accounts for more than 5% of the in-place base rent, and (c) annual financial statements.

31.          Acts of Terrorism Exclusion. With respect to each Mortgage Loan over $20 million, and to the Mortgage Loan Seller’s knowledge with respect to each Mortgage Loan of $20 million or less, as of origination the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007 and the Terrorism Risk Insurance Program Reauthorization Act of 2015 (collectively referred to as “TRIA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Mortgage Loan, the related Mortgage Loan documents do not expressly waive or prohibit the Mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIA, or damages related thereto, except to the extent that any right to require such coverage may be limited by availability on commercially reasonable terms, or as otherwise indicated on Schedule C.

32.          Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Mortgage Loan contains a “due-on-sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (which consent, in some cases, may not be unreasonably withheld) and/or complying with the requirements of the related Mortgage Loan documents (which provide for transfers without the consent of the Mortgagee which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property

Exh. C-13

comparable to the related Mortgaged Property, including, but not limited to, transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Mortgage Loan documents), (a) the related Mortgaged Property, or any controlling equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers or transfers upon death or legal incapacity, (ii) transfers to certain affiliates as defined in the related Mortgage Loan documents, (iii) transfers of less than a controlling interest in a Mortgagor, (iv) transfers to another holder of direct or indirect equity in the Mortgagor, a specific Person designated in the related Mortgage Loan documents or a Person satisfying specific criteria identified in the related Mortgage Loan documents, (v) transfers of common stock in publicly traded companies or (vi) a substitution or release of collateral within the parameters of paragraphs 29 and 34 herein, or (vii) by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan as set forth on Exhibit C-32-1, or future permitted mezzanine debt as set forth on Exhibit C-32-2 or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination and is permitted under the related Mortgage Loan documents, (ii) purchase money security interests (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, as set forth on Exhibit C-32-3 or (iv) Permitted Encumbrances. The Mortgage or other Mortgage Loan documents provide that to the extent any Rating Agency fees are incurred in connection with the review of and consent to any transfer or encumbrance, the Mortgagor is responsible for such payment along with all other reasonable fees and expenses incurred by the Mortgagee relative to such transfer or encumbrance.

33.          Single-Purpose Entity. Each Mortgage Loan requires the Mortgagor to be a Single-Purpose Entity for at least as long as the Mortgage Loan is outstanding. Each Mortgage Loan with a Cut-off Date Balance of $30 million or more has a counsel’s opinion regarding non-consolidation of the Mortgagor. For this purpose, a “Single-Purpose Entity” shall mean an entity, other than an individual, whose organizational documents and the related Mortgage Loan documents (or if the Mortgage Loan has a Cut-off Date Balance equal to $10 million or less, its organizational documents or the related Mortgage Loan documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.

34.          Defeasance. With respect to any Mortgage Loan that, pursuant to the Mortgage Loan documents, can be defeased (a “Defeasance”), (i) the Mortgage Loan documents provide for defeasance as a unilateral right of the Mortgagor, subject to satisfaction of conditions specified in the Mortgage Loan documents; (ii) the Mortgage Loan cannot be defeased within two years after the Closing Date; (iii) the Mortgagor is permitted to pledge only United States

Exh. C-14

“government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(ii), the revenues from which will be sufficient to make all scheduled payments under the Mortgage Loan when due, including the entire remaining principal balance on the maturity date (or on or after the first date on which payment may be made without payment of a Yield Maintenance Charge or Prepayment Premium) or, if the Mortgage Loan is an ARD Loan, the entire principal balance outstanding on the Anticipated Repayment Date (or on or after the first date on which payment may be made without payment of a Yield Maintenance Charge or Prepayment Premium), and if the Mortgage Loan permits partial releases of real property in connection with partial defeasance, the revenues from the collateral will be sufficient to pay all such scheduled payments calculated on a principal amount equal to a specified percentage at least equal to 110% of the allocated loan amount for the real property to be released; (iv) the defeasance collateral is not permitted to be subject to prepayment, call, or early redemption; (v) the Mortgagor is required to provide a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note as set forth in clause (iii) above; (vi) the defeased note and the defeasance collateral are required to be assumed by a Single-Purpose Entity; (vii) the Mortgagor is required to provide an opinion of counsel that the Trustee has a perfected security interest in such collateral prior to any other claim or interest; and (viii) the Mortgagor is required to pay all rating agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant’s fees and opinions of counsel.

35.          Fixed Interest Rates. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of ARD loans and situations where default interest is imposed.

36.          Ground Leases. For purposes of this Exhibit C, a “Ground Lease” shall mean a lease creating a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land and buildings and other improvements, if any, comprising the premises demised under such lease to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner.

With respect to any Mortgage Loan where the Mortgage Loan is secured by a Ground Leasehold estate in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the Ground Lease and any estoppel or other agreement received from the ground lessor in favor of Mortgage Loan Seller, its successors and assigns (collectively, the “Ground Lease and Related Documents”), Mortgage Loan Seller represents and warrants that:

(A)          The Ground Lease or a memorandum regarding such Ground Lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The Ground Lease and Related Documents permit the interest of the lessee to be encumbered by the related Mortgage and do not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage. No

Exh. C-15

material change in the terms of the Ground Lease had occurred since its recordation, except by any written instruments which are included in the related Mortgage File;

(B)          The lessor under such Ground Lease has agreed in a writing included in the related Mortgage File (or in such Ground Lease and Related Documents) that the Ground Lease may not be amended, modified, canceled or terminated by agreement of lessor and lessee without the prior written consent of the Mortgagee and that any such action without such consent is not binding on the Mortgagee, its successors or assigns, provided that Mortgagee has provided lessor with notice of its lien in accordance with the terms of the Ground Lease;

(C)          The Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either Mortgagor or the Mortgagee) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years past the stated maturity if such Mortgage Loan fully amortizes by the stated maturity (or with respect to a Mortgage Loan that accrues on an actual 360 basis, substantially amortizes);

(D)          The Ground Lease either (i) is not subject to any interests, estates, liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances and Title Exceptions; or (ii) is the subject of a subordination, non-disturbance or attornment agreement or similar agreement to which the Mortgagee on the lessor’s fee interest is subject;

(E)          Subject to the notice requirements of the Ground Lease and Related Documents, the Ground Lease does not place commercially unreasonable restrictions on the identity of the Mortgagee and the Ground Lease is assignable to the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor thereunder (or, if such consent is required it either has been obtained or cannot be unreasonably withheld, provided that such Ground Lease has not been terminated and all amounts due thereunder have been paid), and in the event it is so assigned, it is further assignable by the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor (or, if such consent is required it either has been obtained or cannot be unreasonably withheld, provided that such Ground Lease has not been terminated and all amounts due thereunder have been paid);

(F)          The Mortgage Loan Seller has not received any written notice of material default under or notice of termination of such Ground Lease. To the Mortgage Loan Seller’s knowledge, there is no material default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease and to the Mortgage Loan Seller’s knowledge, such Ground Lease is in full force and effect as of the Closing Date;

(G)          The Ground Lease and Related Documents require the lessor to give to the Mortgagee written notice of any default, provides that no notice of default or termination is effective against the Mortgagee unless such notice is given to the Mortgagee;

Exh. C-16

(H)          A Mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease through legal proceedings) to cure any default under the Ground Lease which is curable after the Mortgagee’s receipt of notice of any default before the lessor may terminate the Ground Lease;

(I)          The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by the Mortgage Loan Seller in connection with the origination of similar commercial or multifamily loans intended for securitization;

(J)          Under the terms of the Ground Lease and Related Documents, any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than in respect of a total or substantially total loss or taking as addressed in subpart (K)) will be applied either to the repair or to restoration of all or part of the related Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Mortgage Loan documents) the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest;

(K)          In the case of a total or substantially total taking or loss, under the terms of the Ground Lease and Related Documents, any related insurance proceeds, or portion of the condemnation award allocable to ground lessee’s interest in respect of a total or substantially total loss or taking of the related Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and

(L)          Provided that the Mortgagee cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with Mortgagee upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding.

37.          Servicing. The servicing and collection of each Mortgage Loan complied with all applicable laws and regulations and was in all material respects legal, proper and in accordance with customary commercial mortgage servicing practices.

38.          Origination and Underwriting. The origination practices of the Mortgage Loan Seller (or the related originator if the Mortgage Loan Seller was not the originator) with respect to each Mortgage Loan have been, in all material respects, legal and as of the date of its origination, such Mortgage Loan and the origination thereof complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit C.

Exh. C-17

39.          Rent Rolls; Operating Histories. The Mortgage Loan Seller has obtained a rent roll (or a maintenance schedule in the case of a Mortgage Loan secured by a residential cooperative property) (the “Certified Rent Roll(s)”) other than with respect to hospitality or single tenant properties certified by the related Mortgagor or the related guarantor(s) as accurate and complete in all material respects as of a date within 180 days of the date of origination of the related Mortgage Loan. The Mortgage Loan Seller has obtained operating histories (the “Certified Operating Histories”) with respect to each Mortgaged Property certified by the related Mortgagor or the related guarantor(s) as accurate and complete in all material respects as of a date within 180 days of the date of origination of the related Mortgage Loan.

40.          No Material Default; Payment Record. No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required payments in the prior 12 months (or since origination if such Mortgage Loan has been originated within the past 12 months), and as of Cut-off Date, no Mortgage Loan is delinquent (beyond any applicable grace or cure period) in making required payments. To the Mortgage Loan Seller’s knowledge, there is (a) no material default, breach, violation or event of acceleration existing under the related Mortgage Loan, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Mortgage Loan Seller in this Exhibit C. No person other than the holder of such Mortgage Loan may declare any event of default under the Mortgage Loan or accelerate any indebtedness under the Mortgage Loan documents.

41.          Bankruptcy. As of the date of origination of the related Mortgage Loan and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date, neither the Mortgaged Property (other than any tenants of such Mortgaged Property), nor any portion thereof, is the subject of, and no Mortgagor, guarantor or tenant occupying a single-tenant property is a debtor in state or federal bankruptcy, insolvency or similar proceeding.

42.          Organization of Mortgagor. The Mortgage Loan Seller has obtained an organizational chart or other description of each Mortgagor which identifies all beneficial controlling owners of the Mortgagor (i.e., managing members, general partners or similar controlling person for such Mortgagor) (the “Controlling Owner”). The Mortgage Loan Seller (1) required questionnaires to be completed by each Controlling Owner and guarantor or performed other processes designed to elicit information from each Controlling Owner and guarantor regarding such Controlling Owner’s or guarantor’s prior history regarding any bankruptcies, any felony convictions in accordance with the standards utilized by the Mortgage Loan Seller in connection with the origination of similar commercial and multifamily loans intended for securitization, and (2) performed or caused to be performed searches of the public records or services such as Lexis/Nexis or NCO, or a similar service designed to elicit information about each Controlling Owner and guarantor regarding such Controlling Owner’s or guarantor’s prior history regarding any bankruptcies, any felony convictions, in accordance with the standards utilized by the Mortgage Loan Seller in connection with the origination of similar commercial and multifamily loans intended for securitization. ((1) and (2) collectively, the “Sponsor Diligence”). Based solely on the Sponsor Diligence, to the knowledge of the Mortgage

Exh. C-18

Loan Seller, no Controlling Owner or guarantor (i) was in a state or federal bankruptcy or insolvency proceeding, (ii) had a prior record of having been in a state or federal bankruptcy or insolvency, or (iii) had been convicted of a felony.

43.          Environmental Conditions. A Phase I environmental site assessment (or update of a previous Phase I and or Phase II environmental site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements conducted by a reputable environmental consultant in connection with such Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA (i) did not identify the existence of recognized environmental conditions (as such term is defined in ASTM E1527-05 or its successor, hereinafter “Environmental Condition”) at the related Mortgaged Property or the need for further investigation, or (ii) if the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true: (A) an amount reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable Environmental Laws or the Environmental Condition has been escrowed by the related Mortgagor and is held or controlled by the related Mortgagee; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint or lead in drinking water, the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related Mortgagor that can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof, and, if and as appropriate, a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as “closed” or a reputable environmental consultant has concluded that no further action is required); (D) an environmental policy or a lender’s pollution legal liability insurance policy meeting the requirements set forth below that covers liability for the identified circumstance or condition was obtained from an insurer rated no less than “A-” (or the equivalent) by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services and/or Fitch Ratings, Inc.; (E) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance and such responsible party has financial resources reasonably estimated to be adequate to address the situation; or (F) a party related to the Mortgagor having financial resources reasonably estimated to be adequate to address the situation is required to take action. To the Mortgage Loan Seller’s knowledge, except as set forth in the ESA, there is no Environmental Condition (as such term is defined in ASTM E1527-05 or its successor) at the related Mortgaged Property.

In the case of each Mortgage Loan set forth on Exhibit C-43-1, (i) such Mortgage Loan is the subject of an environmental insurance policy, issued by the issuer set forth on Exhibit C-43-1 (the “Policy Issuer”) and effective as of the date thereof (the “Environmental Insurance Policy”), (ii) as of origination and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date the Environmental Insurance Policy is in full force and effect, there is no deductible and the Trustee will within 60 days following the Closing Date be a named insured under such policy either (A) directly or as an assignee of the originator, or (B) upon the Mortgage Loan Seller’s or its designee’s providing notice of the transfer of the Mortgage Loan to the Trust in accordance

Exh. C-19

with the terms of such policy, which the Mortgage Loan Seller or its designee shall provide, (iii)(a) a property condition or engineering report was prepared, if the related Mortgaged Property was constructed prior to 1985, with respect to asbestos-containing materials (“ACM”) and, if the related Mortgaged Property is a multifamily property, with respect to radon gas (“RG”) and lead-based paint (“LBP”), and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the related Mortgaged Property, the related Mortgagor (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security or establish with the Mortgagee a reserve in an amount deemed to be sufficient by the Mortgage Loan Seller, for the remediation of the problem, and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan that should reasonably be expected to mitigate the environmental risk related to the identified LBP, ACM or RG condition, (iv) on the effective date of the Environmental Insurance Policy, the Mortgage Loan Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a Mortgagor questionnaire that was provided to the Policy Issuer, or (c) an engineering or other report provided to the Policy Issuer, and (v) the premium of any Environmental Insurance Policy has been paid through the maturity of the policy’s term and the term of such policy extends at least three years beyond the maturity of the Mortgage Loan (or, in the case of an ARD Loan, the related Anticipated Repayment Date).

44.          Lease Estoppels. With respect to each Mortgage Loan secured by retail, office or industrial properties, the Mortgage Loan Seller requested the related Mortgagor to obtain estoppels from each commercial tenant with respect to the Certified Rent Roll (except for tenants for whom the related lease income was excluded from the Mortgage Loan Seller’s underwriting). With respect to each Mortgage Loan predominantly secured by a retail, office or industrial property leased to a single tenant, the Mortgage Loan Seller reviewed such estoppel obtained from such tenant no earlier than 90 days prior to the origination date of the related Mortgage Loan (or such longer period as the Mortgage Loan Seller may deem reasonable and appropriate based on the Mortgage Loan Seller’s practices in connection with the origination of similar commercial and multifamily loans intended for securitization), and to the Mortgage Loan Seller’s knowledge, based solely on the related estoppel, (x) the related lease is in full force and effect and (y) there exists no material default under such lease, either by the lessee thereunder or by the lessor subject, in each case, to customary reservations of tenant’s rights, such as with respect to CAM and pass-through audits and verification of landlord’s compliance with co-tenancy provisions.

45.          Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property with an appraisal date within 6 months of the Mortgage Loan origination date, and within 12 months of the Cut-off Date. The appraisal is signed by an appraiser that (i) was engaged directly by the originator of the Mortgage Loan or the Mortgage Loan Seller, or a correspondent or agent of the originator of the Mortgage Loan or the Mortgage Loan Seller, and (ii) to the Mortgage Loan Seller’s knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies

Exh. C-20

the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation.

46.          Mortgage Loan Schedule. The information pertaining to each Mortgage Loan which is set forth in the Mortgage Loan Schedule attached as an exhibit to this Mortgage Loan Purchase Agreement is true and correct in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

47.          Cross-Collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan that is outside the Mortgage Pool, except in the case of a Mortgage Loan that is part of a Whole Loan.

48.          Advance of Funds by the Mortgage Loan Seller. Except for loan proceeds advanced at the time of loan origination or other payments contemplated by the Mortgage Loan documents, no advance of funds has been made by the Mortgage Loan Seller to the related Mortgagor, and no funds have been received from any person other than the related Mortgagor or an affiliate, directly, or, to the knowledge of the Mortgage Loan Seller, indirectly for, or on account of, payments due on the Mortgage Loan. Neither the Mortgage Loan Seller nor any affiliate thereof has any obligation to make any capital contribution to any Mortgagor under a Mortgage Loan, other than contributions made on or prior to the date hereof.

49.          Compliance with Anti-Money Laundering Laws. The Mortgage Loan Seller has complied in all material respects with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 with respect to the origination of the Mortgage Loan.

For purposes of this Exhibit C, “Mortgagee” means the mortgagee, grantee or beneficiary under any Mortgage, any holder of legal title to any portion of any Mortgage Loan or, if applicable, any agent or servicer on behalf of such party.

Exh. C-21

Exhibit C-32-1

List of Mortgage Loans with Current Mezzanine Debt

Mortgage Loan Number	Property Name
4	Chicago Industrial Portfolio I

Exh. C-32-1-1

Exhibit C-32-2

List of Mortgage Loans with Permitted Mezzanine Debt

Mortgage Loan Number	Property Name
10	PRA Health Sciences

Exh. C-32-2-1

Exhibit C-32-3

List of Cross-Collateralized and Cross-Defaulted Mortgage Loans

NONE

Exh. C-32-3-1

Exhibit C-43-1

List of Mortgage Loans with Environmental Insurance

Mortgage Loan Number	Property Name	Insurer
1.08	North Dallas Retail Portfolio – 14th Street Market	Lloyd’s of London (Beazley)
4.05	Chicago Industrial Portfolio I – 2785 Algonquin Road	Steadfast Insurance Company
4.09	Chicago Industrial Portfolio I – 12500 Lombard Lane	Steadfast Insurance Company
40	215 South Center Street & 210 East Third Street	Great American Insurance Group

Exh. C-43-1-1

SCHEDULE C

EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

The exceptions to the representations and warranties set forth below are listed by the number of the related representation and warranty set forth on Exhibit C and the mortgage loan name and number identified on Exhibit A. Capitalized terms used but not otherwise defined in this Schedule C shall have the meanings set forth in Exhibit C or, if not defined therein, in this Agreement.

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
2	10 South LaSalle Street (Loan No. 6)	$105,000,000 senior loan to borrower is secured on a pari passu basis by various notes (Note A-1 in the amount of $30,000,000 and Note A-2 in the amount of $75,000,000). Wells Fargo is contributing Note A-1 to the WFCM 2016-C32 Trust. The loan will be serviced pursuant to the Pooling and Servicing Agreement for the WFCM 2016-C32 Trust.
8	North Dallas Retail Portfolio (Loan No. 1)

(i) Tenant Rights of First Refusal. Three pad site tenants at various constituent properties (Taco Bell at Hunter’s Glen property, Wendy’s at Heritage Heights property, and Wendy’s at Flower Mound property) have Rights of First Refusal (ROFRs) to purchase their respective parcels if bona fide offer is received as to related parcel only that the related borrower is otherwise willing to accept. The ROFRs are not extinguished by foreclosure; however, the ROFRs do not apply to foreclosure or deed in lieu thereof.

(ii) Environmental Use Restrictions. With respect to the 14th Street Market property, the Phase I environmental site assessment identified a controlled recognized environmental condition (CREC) related to a prior on-site dry cleaning use. The property was included in the Texas Voluntary Cleanup Program and a certificate of completion was issued with restrictions against residential development and groundwater-dependent uses.

8	Preferred Freezer – Newark (Loan No. 5)

(i) Tenant Right of First Refusal/ Right of First Offer. Single tenant (Preferred Freezer Services) has Right of First Offer (ROFO) to purchase the subject property if borrower decides to market the property for sale. The ROFO is not extinguished by foreclosure; however, the ROFO does not apply to foreclosure or deed in lieu thereof.

(ii) Environmental Use Restrictions. Phase I environmental site assessment identified a

Sch. C-1

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
controlled recognized environmental condition (CREC) associated with prior on-site gas and drum manufacturing uses. Both the subject property and adjacent sites have potential for vapor-phase migration, but, based on long-term remedial efforts in the area, existing environmental controls and connection to public water, the consultant characterized environmental risks as minimal and not representing current concern. The loan documents require ongoing compliance with existing deed restrictions and the Remedial Action Permit issued by the New Jersey Department of Environmental Protection.
8	PRA Health Sciences (Loan No. 10)	Single tenant (PRA Health Sciences) has Right of First Refusal (ROFR) and Right of First Offer (ROFO) to purchase the subject property if bona fide offer is received that borrower is otherwise willing to accept, or if borrower decides to market the property, respectively. The ROFR and ROFO are not extinguished by foreclosure; however, the ROFR and ROFO do not apply to foreclosure or deed in lieu thereof.
8	Northline Industrial Center (Loan No. 12)	The Phase I environmental site assessment ESA identified soil contamination, soil vapor and groundwater contamination from prior operations that did not involve the borrower; however, a new owner is protected in Michigan from liability associated with prior contamination by filing a Baseline Environmental Assessment (BEA) and Due Care Plan with the Michigan Department of Environmental Quality (MDEQ). The borrower has made this submission to the MDEQ, and, when approved, it will represent the equivalent of a “no further action” confirmation. The Mortgage Loan documents include an $8,000 environmental reserve that will be released upon receipt of an MDEQ acknowledgement. The Due Care Plan includes restrictions on any construction activities involving dewatering or excavation of soils, including the use of clean fill material and disposal of excavated soils at an MDEQ-licensed landfill, as well as notice to affected construction workers of the potential for unacceptable exposure risks. Future land use of the property is restricted to non-residential uses only.
8	Hampton Inn Suites Ontario (Loan No. 21)	Developer (Ontario Mills Residual Limited Partnership) or successor has right of first refusal (ROFR) as to the mortgaged property if bona fide offer is received that borrower is otherwise willing

Sch. C-2

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
to accept, and conditional purchase option to acquire the property at then-fair market value if it is no longer used as a hotel. Neither the ROFR nor conditional purchase option is extinguished by foreclosure; however, neither the ROFR nor the conditional purchase option apply to foreclosure or deed in lieu thereof. The Mortgage Loan documents provide for springing recourse to the borrower and guarantor if the conditional purchase option is ever exercised. The guarantors have an aggregate stated net worth of approximately $116.2 million as of August 17, 2015.
8	Emerson Plaza (Loan No. 65)	Pad site tenant (Dairy Queen) has Right of First Refusal (ROFR) to purchase its parcel if bona fide offer is received as to related parcel only that borrower is otherwise willing to accept. The ROFR is not extinguished by foreclosure; however, the ROFR does not apply to foreclosure or deed in lieu thereof.
8	343 King Street (Loan No. 89)	Mortgaged property consists of a first floor retail unit that is part of a condominium regime with three second floor residential units. The borrower has a 73% voting rights interest in the related owners’ association, and the ability to control material decisions of the owners’ association.
15	10 South LaSalle Street (Loan No. 6)	The loan guarantor (Jeffrey Feil) is named as defendant in a lawsuit initiated by various family members/shareholders alleging mismanagement of certain family businesses and trusts and seeking dissolution and liquidation of the related business assets. Mr. Feil assumed control of the businesses following the death of his parents. Specifically, the plaintiffs’ claims include that Mr. Feil, using his voting control, engaged in a scheme to restrict cash distributions and coerce the family members to sell their interests in the family businesses to Mr. Feil on below-market terms. Additional claims include Mr. Feil’s misappropriation of insurance proceeds following Hurricane Katrina. Certain information concerning the related proceedings is under seal because of existing confidentiality agreements. We cannot assure you that such litigation

Sch. C-3

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
will not be adversely adjudicated, or that there will not be any material adverse effects on Mr. Feil’s business or on the operation of the Mortgaged Property as a result. The loan documents include requirements for hard/ springing cash management (EOD and less than 7.5% DY triggers) and minimum guarantor net worth/liquidity requirements, among other things.
18	North Dallas Retail Portfolio (Loan No. 1)

(i) Property Insurance Deductible. The loan documents permit a property insurance deductible of up to $100,000. The in-place coverage provides for a $25,000 deductible.

(ii) Leased Fee Parcels. Various parcels (Bank of the West and Wendy’s at Heritage Heights; Bank of America at Cross Timbers Court; Wendy’s at Flower Mound Crossing) are leased fees, where tenant or other non-borrower party constructed improvements and either maintains its own insurance or self-insures. Subject to applicable restoration obligations, casualty proceeds are payable to tenant or other non-borrower party and/or its leasehold mortgagee.

18	Preferred Freezer – Newark (Loan No. 5)

(i) Property Insurance Deductible. The Mortgage Loan documents permit a property insurance deductible of up to $100,000. The in-place coverage provides for a $25,000 deductible.

(ii) Rent Loss Coverage. The Mortgage Loan documents require 12 months’ rent loss coverage; however, the underlying lease does not include any tenant rent abatement remedy in the event of casualty or condemnation.

18	10 South LaSalle Street (Loan No. 6)	Loan documents permit a liability insurance deductible of up to $100,000.
18	Cottonwood Shopping Center (Loan No. 9)

Toys ‘R Us parcel (#4 tenant by net rentable area) is leased fee, where tenant or other non-borrower party constructed improvements and either maintains its own insurance or self-insures. Subject to applicable restoration obligations, casualty proceeds are payable to tenant or other non-borrower party and/or its leasehold mortgagee.

Sch. C-4

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception

18	PRA Health Sciences (Loan No. 10)

(i) Property Insurance Deductible. The Mortgage Loan documents permit a property insurance deductible of up to $100,000. The in-place coverage provides for a $25,000 deductible.

(ii) Lender Control of Casualty Proceeds. The Mortgage Loan documents provide that the lender controls disbursement of available casualty proceeds of $1,000,000 or more (the “restoration threshold”). While the original principal balance of the loan is $21,000,000 (and the restoration threshold would be less than 5% of such amount), the scheduled balance at maturity is $18,454,232 (and the restoration threshold would be approximately 5.4% of such amount).

18	Seminole Orange Plaza Center (Loan No. 28)	Borrower’s obligation to provide required insurance (including property, rent loss, terrorism and liability coverage) is suspended as to Walgreen space only if tenant (Walgreen Co.) elects to provide third party insurance or self-insure in accordance with its lease. Tenant is permitted to self-insure if, among other things, it maintains a net worth of at least $100 million. If Walgreen elects to provide third party insurance in accordance with its lease, the borrower’s obligation to provide rent loss or terrorism insurance is suspended, but the lease has no rent abatement or termination remedies for any reason during the loan term. Further, if the Walgreen lease is in full force effect and there is no lease or loan default, the provisions of the Walgreen lease shall control disbursement of any casualty proceeds. Walgreen’s has provided notice of its self-insurance election.
18	Hy-Vee Waterloo (Loan No. 43)	Borrower’s obligation to provide required insurance (including property, rent loss, terrorism and liability coverage) is suspended if tenant (Hy-Vee, Inc.) elects to provide third party insurance or self-insure in accordance with its lease. Tenant is permitted to self-insure if, among other things, it maintains a net worth of at least $100 million. If Hy-Vee elects to provide third party insurance in accordance with its lease, the borrower’s obligation to provide rent loss or terrorism

Sch. C-5

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
insurance is suspended, but the lease has no rent abatement remedies for any reason during the loan term. At the time of loan origination, Hy-Vee had not elected to self-insure.
31	10 South LaSalle Street (Loan No. 6)	Mortgage Loan documents provide that if TRIPRA or a successor statute is not in effect, borrower shall not be required to spend on terrorism insurance more than 2 times the cost of the property and rent loss coverage (excluding terrorism coverage) required by the loan documents.
31	Hampton Inn Suites Ontario (Loan No. 21)	Mortgage Loan documents provide that if TRIPRA or a successor statute is not in effect, borrower shall not be required to spend on terrorism insurance more than 2 times the cost of the property and rent loss coverage required by the Mortgage Loan documents.
31	Seminole Orange Plaza Center (Loan No. 28)	Borrower’s obligation to provide required insurance (including property, rent loss, terrorism and liability coverage) is suspended as to Walgreen space only if tenant (Walgreen Co.) elects to provide third party insurance or self-insure in accordance with its lease. Tenant is permitted to self-insure if, among other things, it maintains a net worth of at least $100 million. If Walgreen elects to provide third party insurance in accordance with its lease, the borrower’s obligation to provide rent loss or terrorism insurance is suspended, but the lease has no rent abatement or termination remedies for any reason during the loan term. Further, if the Walgreen lease is in full force effect and there is no lease or loan default, the provisions of the Walgreen lease shall control disbursement of any casualty proceeds. Walgreen’s has provided notice of its self-insurance election.
31	Hy-Vee Waterloo (Loan No. 43)	Borrower’s obligation to provide required insurance (including property, rent loss, terrorism and liability coverage) is suspended if tenant (Hy-Vee, Inc.) elects to provide third party insurance or self-insure in accordance with its lease. Tenant is permitted to self-insure if, among other things, it maintains a net worth of at least $100 million. If Hy-Vee elects to provide third party insurance in accordance with its lease, the borrower’s obligation to provide rent loss or terrorism insurance is suspended, but the lease has no rent abatement remedies for any reason during the loan

Sch. C-6

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
term. At the time of loan origination, Hy-Vee had not elected to self-insure.
31	Fort Totten Apartments (Loan No. 74)	Mortgage Loan documents provide that if TRIPRA or a successor statute is not in effect, borrower shall not be required to spend on terrorism insurance more than 2 times the cost of the property and rent loss coverage required by the Mortgage Loan documents.
31	343 King Street (Loan No. 89)	Mortgage Loan documents provide that borrower’s obligation to provide required insurance is suspended if condominium association provides insurance required by condominium regime. The association obtains property insurance on each unit and the common elements, but rent loss and terrorism insurance are not expressly required to be provided.
33	Hampton Inn Carmel, IN (Loan No. 33)	Borrower has outstanding loans to affiliates unrelated to the mortgaged property: (i) $894,650 loan from Borrower to Schahet Hotels, Inc. was used to fund operations for other affiliated entities; and (ii) $487,228 loan from Borrower to Indy Airport Partners was used for the affiliate’s development of a hotel property in Indianapolis, IN. In certain cases, a portion of management fees from the affiliated properties are used to pay down existing loans to the related borrower.
43	North Dallas Retail Portfolio (Loan No. 1)	The Phase I environmental site assessments (“ESA”) obtained at loan origination identified the following: (i) with respect to the Josey Oaks Crossing property, a historic recognized environmental condition related to a prior gas station for which the Texas Commission on Environmental Quality (“TCEQ”) issued a No Further Action (“NFA”) letter; also, potential risk related to a currently operating on-site dry cleaners for which, however, there have been no reported releases; (ii) with respect to the Hunter’s Glen Crossing property, a controlled recognized environmental condition (“CREC”) related to a prior on-site dry cleaning operation for which regulatory closure was obtained in May 2009; also, current dry cleaning operations on-site for which the ESA indicated no reported releases; (iii) with respect to The Highlands property, potential risk related to an on-site dry cleaners for which the ESA indicated no reported releases and prior subsurface sampling that detected no impacts; and, an on-site gasoline station for which tank

Sch. C-7

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
tightness tests have been passed and no leaks detected; (iv) with respect to the Flower Mound Crossing property, potential risk related to an on-site dry cleaners that was included in the Texas Voluntary Cleanup Program and for which a certificate of completion with residual impacts was obtained; and (v) with respect to the 14th Street Market property, a CREC related to a prior on-site dry cleaning use that was included in the Texas Voluntary Cleanup Program and for which a certificate of completion was issued with restrictions against residential development and groundwater-dependent uses; also, prior gasoline and diesel underground storage tanks that were removed and for which regulatory closure was granted. In lieu of obtaining Phase II or other environmental site assessments, the lender was named as an additional insured (with rights of assignment) on a $9 million owners environmental insurance policy (with $3 million per claim limit and with other sub-limits as described below) from Beazley/ Eclipse, a member of Lloyd’s Syndicate, with a 10 year term and 3 year renewal option exercisable by the lender, and having a $50,000 deductible, except that the deductible for the Highlands property is $250,000. The policy covers 11 properties: the eight properties comprising the security for the subject mortgage loan, and three additional properties that are security for a separate on-book loan originated by Wells Fargo Bank. There is a separate sub-limit of $3 million aggregate/ $1 million per claim for the three properties unrelated to the subject mortgage loan. The policy premium was pre-paid at closing. Beazley/ Eclipse has an AM Best’s rating of A/XV. The loan documents provide that the premium for the environmental policy extension be trapped in connection with the required cash management one year prior to the environmental policy’s expiration. In addition to customary personal liability for losses related to environmental matters, the loan documents provide for personal liability to the guarantor (ACREG Investment Holdings LLC) for losses up to the extension premium amount of $148,329.63 for failure to make the related deposit. The guarantor had a stated net worth/ liquidity of $141.2 million/ $12.0 million as of August 31, 2015.
43	Chicago Industrial Portfolio I (Loan No. 4)	The Phase I environmental site assessments obtained at loan origination identified potentially sensitive prior site activities (but no recognized environmental conditions) at two of the 18

Sch. C-8

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
constituent properties: (i) at the 12500 Lombard Lane property, four above-ground storage tanks for which, while no releases were reported, no sampling was performed at the time of tank removal in 1989; and (ii) at the 2785 Algonquin Road property, two triple oil/water separators. Although a Phase II ESA was not recommended, the lender obtained a $4 million lender environmental collateral protection and liability-type environmental insurance policy with $2 million sublimit per claim from Steadfast Insurance Company, a member company of Zurich North America with a 10 year term (equal to the loan term) and a 3 year policy tail and having a $50,000 deductible. The policy premium was pre-paid at closing, and the loan documents required an up-front $50,000 reserve for the environmental policy deductible. Steadfast Insurance Company has an S & P rating of “AA-”.
43	215 South Center Street & 210 East Third Street (Loan No. 40)	The Phase I environmental site assessment obtained at loan origination identified recognized environmental conditions associated with (i) prior on-site auto service station, including three underground storage tanks, for which additional testing for chlorinated and solvents was recommended; and (ii) prior printing and warehouse operations conducted until 2003 on adjacent property, for which chlorinated solvents, volatile organic compounds and metals testing was recommended. In lieu of obtaining a Phase II environmental site assessment, the lender obtained a $2 million lender premises environmental liability-type environmental insurance policy from Great American Insurance Co., with a 13-year term (3 years past loan maturity), and having a $25,000 deductible. The policy premium was pre-paid at closing. Great American has an S & P rating of “A+”.
43	Hy-Vee Waterloo (Loan No. 43)	The Phase I environmental site assessment obtained at loan origination identified recognized environmental conditions associated with underground storage tanks installed in 2004 that did not have proper tags in fill port and spill containment buckets that were dirty and contained fluids. Given the age of the UST’s, the environmental consultant recommended a sub-surface investigation of the soil and groundwater conditions in the adjacent area. The lender did not require the subsurface investigation, due to (i) the tenant’s having responsibility for the tanks pursuant to the related lease terms, and (ii) the

Sch. C-9

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
potential clean-up cost if required was estimated at $250,000-$500,000. The Mortgage Loan documents also provide that the guarantor has personal liability for losses related to environmental conditions. The guarantor’s stated net worth as of November 13, 2015 was $74.4 million.

Sch. C-10

EXHIBIT D-1

FORM OF CERTIFICATE OF THE SECRETARY OR
AN ASSISTANT SECRETARY OF THE MORTGAGE LOAN SELLER

WELLS FARGO BANK, NATIONAL ASSOCIATION

ASSISTANT SECRETARY’S CERTIFICATE

I, [_____], an Assistant Secretary of Wells Fargo Bank, National Association, a national banking association (the “Mortgage Loan Seller”), HEREBY CERTIFY that:

1.	Attached hereto as Exhibit A is a true and complete copy of the Articles of Association of the Mortgage Loan Seller, which are in full force and effect on the date hereof.

2.	Attached hereto as Exhibit B is a true and correct copy of the By-laws of the Mortgage Loan Seller, which are in full force and effect on the date hereof.

3.	Attached hereto as Exhibit C is a true and complete copy of resolutions relating to loan sales and securitizations duly adopted by the Board of Directors of the Mortgage Loan Seller as of [DATE]. Such resolutions have not been modified, amended, rescinded or revoked and remain in full force and effect on the date hereof.

4.	Each person who, as an officer or representative of the Mortgage Loan Seller, signed (i) the Mortgage Loan Purchase Agreement dated as of February 3, 2016 between the Mortgage Loan Seller, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (the “Purchaser”) and (ii) the Indemnification Agreement dated as of February 3, 2016, between the Mortgage Loan Seller, the Purchaser, Wells Fargo Securities, LLC (“WFS”), Barclays Capital Inc. (“Barclays”) and Deutsche Bank Securities Inc. (“DBSI”), (iii) an Underwriting Agreement dated as of February 3, 2016, between the Mortgage Loan Seller, the Purchaser, WFS, Barclays and DBSI, and (iv) a Certificate Purchase Agreement dated as of February 3, 2016, between the Mortgage Loan Seller, the Purchaser, WFS, Barclays and DBSI, and any other document delivered in connection with the transactions contemplated thereby was at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative and the signatures of such persons appearing on such documents are their genuine signatures.

IN WITNESS WHEREOF, I have signed this Certificate as of February 18, 2016.

Name:
Title:

Exh. D-1-1

EXHIBIT D-2

FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

CERTIFICATE OF MORTGAGE LOAN SELLER

In connection with the execution and delivery by Wells Fargo Bank, National Association of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated as of February 3, 2016 (the “Mortgage Loan Purchase Agreement”) between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (the “Purchaser”), the undersigned hereby certifies that (i) except as set forth on Schedule C to the Mortgage Loan Purchase Agreement, the representations and warranties of Wells Fargo Bank, National Association in or made pursuant to Section 4(a) of the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, (ii) Wells Fargo Bank, National Association has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof, and (iii) since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of Wells Fargo Bank, National Association. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

Certified this February 18, 2016.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Exh. D-2-1